UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period :	November 1, 2012 — October 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGGIX

Putnam Global Income Trust

Annual report
10 | 31 | 13

A world of investing.℠

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Global Income
Trust

Annual report
10 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Important notice regarding Putnam’s privacy policy	19

Trustee approval of management contract	20

Financial statements	26

Federal tax information	89

About the Trustees	90

Officers	92

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a more broadly invested fund. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In the final months of 2013, we continue to see business conditions as generally positive for well-diversified investment portfolios. Financial markets have shown surprising resilience in the face of recent headwinds, most notably the confrontation over the federal budget and debt ceiling, which took a toll on the economy during October. With Congressional negotiations now continuing into 2014, there is hope that lawmakers may reach an agreement beneficial to the economy, even as investors remain alert to the risk of additional disruption.

Fortunately, equity markets have easily overcome recent obstacles. Supported by generally solid corporate earnings and healthy balance sheets, stock market gains to this point are far above the long-term average for a single year. International stocks have also performed well, particularly in Europe and Japan. While bonds have lagged behind stocks, many fixed-income sectors have advanced, reminding investors of the need for flexible and selective approaches. The sting of rising interest rates has been felt primarily by Treasuries and other government bonds.

At Putnam, we believe markets in flux can often provide the best opportunity for realizing the benefits of financial advice and active portfolio management. An experienced advisor can help investors stay focused on their long-term goals without getting distracted by daily economic and political events. Challenging times also call for innovative and alternative investment strategies managed by experts. In seeking returns for fund shareholders, Putnam’s investment professionals engage in fundamental research, active investing, and risk management strategies.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Global Income Trust

A nimble approach to investing in global bond markets

Investing in today's bond markets requires a broad-based approach, the flexibility to exploit a range of sectors and opportunities, and a keen understanding of the complex global inter-relationships that drive the markets. With support from more than 70 fixed-income professionals, the fund's managers actively position the portfolio in securities from a broad range of sectors.

The fund's management team has an average of more than 20 years of experience.

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

2 Global Income Trust

Investing for income from global sources

The fund provides exposure to a variety of currencies to seek to benefit from changes in exchange rates.

USD
U.S. dollar
GBP
British pound
EUR
Euro
JPY
Japanese yen
BRL
Brazilian real

Illustration shows the fund's five largest currency exposures as of 10/31/13. Allocations in each currency may vary over time. See page 8 for additional currency exposures.

Invests in sectors beyond the benchmark

Putnam Global Income Trust invests in a number of sectors, from international sovereign debt and investment-grade corporates to a wide range of mortgage-backed securities.

Barclays Global Aggregate Bond Index
Putnam Global Income Trust
Int'l Treasury/agency 45% 35%
Investment-grade corporate bonds 17% 23%
U.S. Treasury/agency 16% 0%
Agency pass-through 11% 12%
Emerging-market bonds 6% 8%
Covered bonds 3% 0%
Residential MBS (non-agency) 1% 4%
Commercial MBS 1% 12%
Municipal bonds 0% 0%
High-yield corporate bonds 0% 2%
Asset-backed securities (ABS) 0% 0%
Agency CMO 0% 11%
Bank loans 0% 0%
Cash and net other assets 0% 5%

Global Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

4	Global Income Trust

Interview with your fund’s portfolio manager

Bill, what was the environment like in global bond markets during the 12 months ended October 31, 2013?

Spread sectors — sectors that trade at a yield premium to U.S. Treasuries — posted gains in the final quarter of 2012, as investors stopped focusing on what might go wrong in the global economy and concentrated instead on where the greatest opportunities for returns existed. As we moved into the early months of 2013, credit-sensitive fixed-income securities continued to benefit from a more favorable economic backdrop and the tailwind of increased global liquidity that resulted from accommodative monetary policy in the United States and overseas. In May, however, the market environment changed, as concern about higher interest rates weighed on sentiment, leading investors to take profits. A debate that began in May about when the Federal Reserve would begin reducing its bond-buying program intensified in June, when Chairman Ben Bernanke announced that the central bank could begin scaling back its stimulus program later in 2013, and end it by mid 2014, sooner than investors expected. Investors reacted to this potential shift in Fed monetary policy by selling bonds across all global market sectors, driving rates higher and yield spreads wider.

After spiking in June, interest rates remained elevated until September, due to uncertainty about when the central bank would actually start the process of trimming its

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/13. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 18.

Global Income Trust	5

bond purchases. However, seeing a more uneven economic climate than it expected, including a weak September employment report along with the potential for fiscal discord in Washington, the Fed decided at its mid-September policy meeting to keep its $85-billion-a-month bond-buying program in place. This announcement surprised investors, causing bonds to rally, rates to decline, and spreads to tighten. The rally was further fueled when President Obama signed a short-term bill on October 17 that raised the U.S. debt ceiling and will fund the government through January 15, 2014, which ended a partial government shutdown. Additionally, after strengthening through the middle of the period on market expectations for the beginning of Fed tapering, the U.S. dollar

Allocations are shown as a percentage of the fund’s net assets as of 10/31/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6	Global Income Trust

significantly weakened through period-end following the Fed’s announcement.

Outside the United States, financial conditions in eurozone economies stabilized, as sovereign borrowing rates narrowed. Bank-lending standards for residential mortgages and business loans remained tight, creating a headwind for the recovery, but lending conditions have been improving and consumer credit standards have begun to ease.

Against this backdrop, I’m happy to report that Putnam Global Income Trust outperformed its benchmark and the average return of its Lipper peer group.

What factors drove the fund’s relative performance?

Our mortgage credit holdings — which included commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS] — bolstered the fund’s results versus the index. CMBS benefited from stable-to-rising commercial property values, as well as continued investor demand for risk. Our investments in “mezzanine” bonds rated BBB/Baa, which offered higher yields at what we believed were acceptable risks, were particular standouts. Mezzanine CMBS are

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/13. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Global Income Trust	7

lower in the capital structure of a package of securities backed by commercial mortgages, and provide a yield advantage over higher-rated bonds coupled with meaningful principal protection. Non-agency RMBS performed well during the period’s first half, driven by investors’ appetite for higher-yielding securities, as well as a strengthening U.S. housing market.

Our prepayment strategies, which we implemented with securitized bonds, such as interest-only collateralized mortgage obligations [IO CMOs], provided a further boost to relative results. Generally speaking, it was a positive environment for prepayment-sensitive securities, such as IO CMOs, particularly in the summer months. During that time, as interest rates rose, investors began to expect prepayment speeds to slow, which would reduce the likelihood that the mortgages underlying our IO CMO positions would be refinanced. As these marketplace dynamics developed, they helped boost the value of our IO CMO holdings.

An overweight in investment-grade corporate bonds also proved beneficial. In July and August, given continuing steady U.S. economic growth, corporate bonds were less influenced by the uncertainty surrounding Fed tapering. Then in September, when the central bank decided to postpone scaling back its bond purchases, investors had a renewed appetite for credit risk and sought to capitalize on the wider yield spreads offered by corporate securities. From a sector perspective, our investments in securities issued by financial institutions, particularly large banks, were the biggest contributors.

Overseas, our overweight allocations to peripheral European government bonds in Italy, Spain, Ireland, Portugal, and Greece, which were held against a net short position in Germany, aided performance, as did our holdings of emerging-market [EM] debt. Within EM debt, the fund benefited the most from investments in Argentina, where we held

This chart shows how the fund’s top currency holdings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

8	Global Income Trust

U.S.-dollar-denominated, local-law bonds that significantly appreciated during the summer months. We then added positions in New York law bonds — bonds issued by Argentina that are governed by New York securities laws — which benefited from favorable court rulings later in the period. We focused on short-maturity bonds, believing that Argentina appeared to have ample reserves to service these obligations without turning to international funding markets.

How did your currency strategy affect performance?

Our active currency strategy, which was implemented using long and short positions in currency forward contracts, meaningfully contributed to relative performance, due almost entirely to a sizable underweight allocation to the Japanese yen. During the second half of the period, the yen weakened significantly versus the U.S. dollar following the Bank of Japan’s announcement that it would take a more aggressive approach toward monetary easing. A short position in the Australian dollar, which appreciated against the U.S. dollar, worked against our currency strategy and dampened its overall contribution to performance. By period-end, we had significantly reduced the fund’s currency risk by cutting back most of our active foreign currency positions. We felt this was prudent in light of heightened volatility in foreign-exchange markets.

It looks like the fund’s duration and yield-curve positioning hampered its relative performance.

For the period as a whole, they did. Our “term structure” positioning was moderately helpful during much of the period, because we sought to limit the fund’s interest-rate risk by maintaining a relatively short duration in the United States, while also positioning the portfolio for a steeper yield curve. However, in August, we believed the Fed

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Global Income Trust	9

would begin reducing its bond buying at its mid-September meeting and we established a targeted short-duration position on the intermediate 5- to 10-year portion of the curve, anticipating that rates in this area of the curve would rise. Unfortunately, when the central bank decided to defer tapering, intermediate-term rates declined and our short position suffered.

In what additional ways did you use derivatives during the period?

We used bond futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified notional amount — to take tactical positions at various points along the yield curve. In addition, we employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate and prepayment risks associated with our CMO holdings. We also used total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk.

What is your outlook for the coming months?

As we approach 2014, we are anticipating the Fed’s policy response to the economic activity we have witnessed in 2013. Growth in the United States looks to be on track, while Europe appears to be entering the early-cycle phase of an economic recovery. As a result, we believe the U.S. central bank will begin tapering its bond buying in the near future, possibly during the first quarter of 2014, provided the markets maintain the overall stability they have recently exhibited.

From a medium-term perspective, the desire among policymakers and investors alike is for the financial markets to return to a more normalized environment. Consequently, the Fed would prefer to transition from aggressively providing liquidity to the markets to letting the markets function on their own again. As the markets make this transition, periods of volatility and uncertainty will likely continue. Overall, however, investors appear to be navigating through the beginning stage of this transition fairly well, as risk-seeking behavior has been active in both the credit and stock markets.

All told, we believe continued modest U.S. economic growth, coupled with improving economic performance overseas, will allow interest rates to normalize, which, in our estimation, will probably mean that the 10-year Treasury yield may be at or slightly above 3% by early 2014. Moreover, we believe this normalization in the level of rates can occur without creating negative consequences for the stock market, corporate earnings, or the housing market.

How was the portfolio positioned as of period-end?

The fund was positioned for a rising-rate environment in the United States and select foreign regions where economic data are improving, most notably in Europe. Additionally, we were continuing to find what we believed to be compelling opportunities for taking prepayment risk via IO CMOs, and continued to add to our holdings of mezzanine CMBS.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

10	Global Income Trust

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, and Michael V. Salm.

IN THE NEWS

With stocks rallying and interest rates increasingly volatile, investors are pouring money into equity-based mutual funds. For the first nine months of 2013, inflows into stock funds more than quadrupled, compared with the same time period in 2012, according to the Strategic Insight Monthly Fund Industry Review. U.S. equity funds attracted over $168 billion versus $31 billion during the first three quarters of 2012, while international stock funds garnered over $163 billion in comparison with nearly $50 billion a year ago. Investors are on track in 2013 to invest the most money in equity mutual funds since 2000, according to investment research firm TrimTabs. Meanwhile, fixed-income investors have tapped the brakes, with year-to-date inflows of about $27 billion as of September 30, down from over $290 billion a year ago.

Global Income Trust	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(7/2/12)	(7/2/12)	(10/4/05)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.10%	6.94%	6.28%	6.28%	6.30%	6.30%	6.81%	6.67%	6.84%	7.19%	7.19%	7.19%

10 years	82.24	74.95	69.05	69.05	69.12	69.12	77.71	71.93	77.76	85.89	86.25	86.01
Annual average	6.19	5.75	5.39	5.39	5.39	5.39	5.92	5.57	5.92	6.40	6.42	6.40

5 years	67.01	60.33	60.72	58.72	60.84	60.84	64.81	59.45	64.84	68.91	69.23	69.01
Annual average	10.80	9.90	9.96	9.68	9.97	9.97	10.51	9.78	10.51	11.05	11.09	11.07

3 years	8.55	4.21	6.08	3.22	6.11	6.11	7.70	4.20	7.61	9.26	9.47	9.33
Annual average	2.77	1.38	1.99	1.06	2.00	2.00	2.50	1.38	2.48	3.00	3.06	3.02

1 year	0.82	–3.21	–0.01	–4.90	–0.01	–0.99	0.50	–2.77	0.50	1.02	1.19	1.00

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

12	Global Income Trust

Comparative index returns For periods ended 10/31/13

	Barclays Global Aggregate	Lipper Global Income Funds
	Bond Index	category average*

Annual average (life of fund)	—†	6.77%

10 years	64.14%	64.02
Annual average	5.08	5.03

5 years	34.29	47.24
Annual average	6.07	7.92

3 years	6.10	8.70
Annual average	1.99	2.79

1 year	–1.54	–0.37

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/13, there were 202, 145, 113, 76, and 2 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,905 and $16,912, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,193. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $17,776, $18,589, $18,625, and $18,601, respectively.

Global Income Trust	13

Fund price and distribution information For the 12-month period ended 10/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	12	12	12

Income	$0.346		$0.260	$0.260	$0.318		$0.319	$0.378	$0.388	$0.375

Capital gains	—		—	—	—		—	—	—	—

Return of capital*	0.038		0.028	0.028	0.034		0.034	0.041	0.042	0.041

Total	$0.384		$0.288	$0.288	$0.352		$0.353	$0.419	$0.430	$0.416

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/12	$12.85	$13.39	$12.80	$12.80	$12.74	$13.17	$12.83	$12.85	$12.85	$12.86

10/31/13	12.57	13.09	12.51	12.51	12.45	12.87	12.54	12.56	12.57	12.57

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend rate [1]	3.05%	2.93%	2.30%	2.30%	2.80%	2.70%	2.78%	3.34%	3.44%	3.34%

Current 30-day
SEC yield [2]	N/A	2.90	2.27	2.27	N/A	2.68	2.77	3.17	3.36	3.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See federal tax information on page 89 for information on return of capital.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(7/2/12)	(7/2/12)	(10/4/05)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.08%	6.91%	6.25%	6.25%	6.28%	6.28%	6.78%	6.64%	6.81%	7.16%	7.16%	7.16%

10 years	79.79	72.60	66.76	66.76	66.83	66.83	75.29	69.60	75.54	83.49	83.68	83.46
Annual average	6.04	5.61	5.25	5.25	5.25	5.25	5.77	5.42	5.79	6.26	6.27	6.26

5 years	51.71	45.64	45.95	43.95	46.18	46.18	49.75	44.88	49.85	53.56	53.71	53.53
Annual average	8.69	7.81	7.86	7.56	7.89	7.89	8.41	7.70	8.43	8.96	8.98	8.95

3 years	9.77	5.38	7.28	4.39	7.33	7.33	8.83	5.30	8.91	10.58	10.69	10.56
Annual average	3.16	1.76	2.37	1.44	2.38	2.38	2.86	1.73	2.89	3.41	3.44	3.40

1 year	0.17	–3.84	–0.59	–5.45	–0.51	–1.48	–0.09	–3.33	0.00	0.44	0.53	0.42

See the discussion following the Fund performance table on page 12 for information about the calculation of fund performance.

14	Global Income Trust

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/12	1.10%	1.85%	1.85%	1.35%	1.35%	0.83%*	0.76%*	0.85%

Annualized expense ratio for the
six-month period ended 10/31/13†	1.09%	1.84%	1.84%	1.34%	1.34%	0.81%	0.74%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and class R6 shares have been annualized.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2013, to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.45	$9.19	$9.18	$6.70	$6.70	$4.05	$3.71	$4.21

Ending value (after expenses)	$984.90	$981.00	$980.30	$983.50	$982.70	$985.50	$986.80	$986.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2013, use the following calculation method. To find the value of your investment on May 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.55	$9.35	$9.35	$6.82	$6.82	$4.13	$3.77	$4.28

Ending value (after expenses)	$1,019.71	$1,015.93	$1,015.93	$1,018.45	$1,018.45	$1,021.12	$1,021.48	$1,020.97

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16	Global Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

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Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2013, Putnam employees had approximately $414,000,000 and the Trustees had approximately $99,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18	Global Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

20 Global Income Trust

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and

Global Income Trust	21

(ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average

22 Global Income Trust

for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 196, 140 and 110 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under

Global Income Trust	23

the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management contract

Following the Trustees’ approval of the continuance of your fund’s management and sub-management contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting to be held in early 2014.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management and sub-management contracts at their meeting in June 2013, as described above.

24 Global Income Trust

The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management contract was identical to the previous sub-management contracts, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

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Financial statements

A note about your fund’s auditors

A non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26 Global Income Trust

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “fund”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2013

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The fund’s portfolio 10/31/13

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (37.5%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$235,392	$168,423

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		25,000	21,813

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		3,314,000	3,140,015

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		1,564,666	1,126,560

Austria (Republic of) sr. unsec. unsub. bonds 3 1/2s,
2021 (Austria)	EUR	1,970,000	3,042,894

Belgium (Government of) sr. unsec. unsub. bonds 4 1/4s,
2022 (Belgium)	EUR	3,150,000	4,986,193

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019 (Brazil)		$100,000	115,350

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		490,000	534,286

Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	units	790	339,084

Canada (Government of) bonds 5s, 2037 (Canada)	CAD	200,000	257,826

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		$200,000	213,500

France (Government of) unsec. bonds 3 1/4s, 2021 (France)	EUR	5,340,000	8,075,257

Germany (Federal Republic of) unsec. bonds 1 3/4s,
2022 (Germany)	EUR	4,840,000	6,746,309

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		$62,000	68,123

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		168,573	168,404

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2042 (Greece) ††	EUR	105,000	70,717

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2041 (Greece) ††	EUR	75,000	50,966

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2040 (Greece) ††	EUR	105,000	71,523

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2039 (Greece) ††	EUR	165,000	112,745

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2038 (Greece) ††	EUR	575,000	390,798

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2037 (Greece) ††	EUR	135,000	91,155

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2036 (Greece) ††	EUR	265,000	179,423

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2035 (Greece) ††	EUR	365,000	248,448

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2034 (Greece) ††	EUR	225,000	155,154

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2033 (Greece) ††	EUR	105,000	73,272

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2032 (Greece) ††	EUR	235,000	166,849

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2031 (Greece) ††	EUR	45,000	32,542

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2030 (Greece) ††	EUR	665,000	491,676

28 Global Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (37.5%)* cont.		Principal amount	Value

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2029 (Greece) ††	EUR	75,000	$56,734

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2028 (Greece) ††	EUR	365,000	282,757

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2027 (Greece) ††	EUR	75,000	59,717

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2026 (Greece) ††	EUR	315,000	259,117

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2025 (Greece) ††	EUR	1,055,000	893,332

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	95,000	82,698

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	445,000	407,894

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		$485,000	435,123

Ireland (Republic of) unsec. bonds 5 1/2s, 2017 (Ireland)	EUR	921,000	1,412,088

Ireland (Republic of) unsec. bonds 5s, 2020 (Ireland)	EUR	700,000	1,053,260

Italy (Republic of) sr. unsec. bonds 4 3/4s, 2023 (Italy)	EUR	2,440,000	3,526,425

Italy (Republic of) unsec. bonds 4 1/2s, 2023 (Italy)	EUR	3,150,000	4,475,530

Italy (Republic of) unsec. bonds 4 1/2s, 2018 (Italy)	EUR	5,130,000	7,502,414

Italy (Republic of) unsec. bonds 3 3/4s, 2016 (Italy)	EUR	2,180,000	3,103,300

Japan (Government of) 10 yr sr. unsec. unsub. bonds 1s,
2021 (Japan)	JPY	1,377,000,000	14,616,813

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s,
2036 (Japan)	JPY	106,000,000	1,268,712

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)		$250,000	266,434

Ontario (Province of) bonds 4s, 2021 (Canada)	CAD	1,690,000	1,741,074

Ontario (Province of) debs. 5s, 2014 (Canada)	CAD	1,100,000	1,069,268

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		$235,000	257,031

Poland (Republic of) unsec. bonds 5s, 2016 (Poland)	PLN	4,460,000	1,514,316

Portugal (Republic of) sr. unsec. unsub. bonds 4.35s,
2017 (Portugal)	EUR	3,231,000	4,287,042

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)		$600,000	629,040

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		85,800	102,274

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017 (Russia)		200,000	209,616

South Africa (Republic of) sr. unsec. unsub. bonds 8s, 2018
(South Africa)	ZAR	14,180,000	1,483,774

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)		$1,600,000	1,580,000

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017 (Spain)	EUR	271,000	409,996

Spain (Kingdom of) sr. unsec. bonds 4.4s, 2023 (Spain)	EUR	1,290,000	1,797,176

Spain (Kingdom of) sr. unsec. bonds 3 1/4s, 2016 (Spain)	EUR	1,800,000	2,533,128

Spain (Kingdom of) sr. unsec. unsub. bonds 5.85s, 2022 (Spain)	EUR	1,160,000	1,805,410

Spain (Kingdom of) sr. unsec. unsub. bonds 4.1s, 2018 (Spain)	EUR	10,250,000	14,846,720

Sweden (Government of) bonds Ser. 1054, 3 1/2s,
2022 (Sweden)	SEK	1,500,000	256,211

Global Income Trust 29

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (37.5%)* cont.		Principal amount	Value

Sweden (Government of) debs. Ser. 1041, 6 3/4s,
2014 (Sweden)	SEK	3,585,000	$569,231

Switzerland (Government of) bonds 2s, 2021 (Switzerland)	CHF	600,000	727,353

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s,
2017 (Ukraine)		$375,000	360,391

United Kingdom Treasury bonds 4s, 2060 (United Kingdom)	GBP	1,460,000	2,650,157

United Kingdom Treasury bonds 3 3/4s, 2019 (United Kingdom)	GBP	350,000	624,166

United Mexican States bonds Ser. M 10, 8s, 2015 (Mexico)	MXN	36,810,000	3,053,307

Total foreign government and agency bonds and notes (cost $110,087,358)			$113,348,334

CORPORATE BONDS AND NOTES (29.2%)*	Principal amount	Value

Basic materials (2.0%)
Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	$151,000	$144,960

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	160,000	171,200

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	4,000	4,765

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	175,000	165,514

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	280,000	273,524

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019	150,000	165,730

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	120,000	153,361

Georgia-Pacific, LLC 144A company guaranty sr.
notes 5.4s, 2020	305,000	344,821

International Paper Co. sr. unsec. notes 8.7s, 2038	120,000	169,019

International Paper Co. sr. unsec. notes 7.95s, 2018	155,000	192,020

LYB International Finance BV sr. unsec. unsub. notes 4s,
2023 (Netherlands)	385,000	386,727

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	230,000	267,606

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	311,000	314,739

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	160,000	157,888

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	160,000	163,573

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	120,000	118,842

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	260,000	313,348

Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022	230,000	242,630

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	105,000	112,302

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	180,000	210,236

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	140,000	155,683

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	955,000	1,134,377

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	300,000	373,032

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2041 (Canada)	360,000	346,950

		6,082,847
Capital goods (0.5%)
B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	285,000	292,481

Crown Americas, LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023	105,000	97,650

30 Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Capital goods cont.
Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	$542,000	$571,810

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	253,000	331,341

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	250,000	253,235

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	50,000	49,316

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	30,000	29,636

		1,625,469
Communication services (2.3%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	100,000	106,953

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	203,851

American Tower Corp. sr. unsec. notes 7s, 2017 R	130,000	150,934

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	89,000	99,619

CenturyLink, Inc. sr. unsec. debs. notes Ser. G, 6 7/8s, 2028	310,000	286,750

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	75,000	91,216

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	120,000	135,574

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	190,000	204,364

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	115,000	144,947

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	125,000	151,244

Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	555,000	626,657

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	128,000	131,999

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	518,000	565,956

Rogers Communications, Inc. company guaranty notes 6.8s,
2018 (Canada)	80,000	96,146

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	215,000	190,504

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	350,000	381,365

SES 144A company guaranty sr. unsec. notes 5.3s,
2043 (France)	270,000	257,764

TCI Communications, Inc. company guaranty sr. unsec. unsub.
debs. 7 7/8s, 2026	580,000	771,966

Telecom Italia Capital SA company guaranty sr. unsec. unsub.
notes 6.175s, 2014 (Italy)	153,000	157,183

Telefonica Emisiones SAU company guaranty sr. unsec. notes
5.462s, 2021 (Spain)	340,000	360,235

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	420,000	418,612

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	175,000	177,565

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	105,000	105,871

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2041	525,000	429,785

Time Warner Cable, Inc. sr. unsec. FRN notes 8 3/4s, 2019	60,000	71,504

Time Warner Entertainment Co., LP company guaranty sr.
unsec. bonds 8 3/8s, 2033	38,000	41,610

Time Warner Entertainment Co., LP sr. unsec. debs. 8 3/8s, 2023	127,000	149,114

Global Income Trust	31

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Communication services cont.
Verizon Communications, Inc. sr. unsec. unsub. notes
7 3/4s, 2030	$110,000	$137,648

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	350,000	395,230

		7,042,166
Consumer cyclicals (1.8%)
Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	85,000	97,750

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	170,000	211,503

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	160,000	166,600

D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023	425,000	439,875

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	235,000	249,436

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	15,000	18,546

Ford Motor Credit Co., LLC sr. unsec. notes 4.207s, 2016	640,000	683,079

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021	260,000	297,875

General Motors Financial Co., Inc. 144A sr. unsec. notes
3 1/4s, 2018	171,000	170,359

General Motors Financial Co., Inc. 144A sr. unsec. notes
2 3/4s, 2016	244,000	245,830

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018	30,000	30,600

Grupo Televisa SAB sr. unsec. notes 6s, 2018 (Mexico)	94,000	106,746

Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)	215,000	251,255

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	61,000	67,523

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	29,000	30,680

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	160,000	151,234

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	145,000	159,500

L Brands, Inc. sr. notes 5 5/8s, 2022	220,000	226,875

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	80,000	91,384

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	105,000	125,039

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	30,000	28,952

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	50,000	49,865

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	180,000	183,260

News America, Inc. company guaranty sr. unsec. unsub.
notes 6.2s, 2034	475,000	531,080

News America, Inc. company guaranty sr. unsec. unsub.
notes 3s, 2022	71,000	67,773

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	150,000	147,353

Owens Corning company guaranty sr. unsec. notes 9s, 2019	15,000	18,525

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	215,000	274,859

TJX Cos., Inc. sr. unsec. notes 2 1/2s, 2023	370,000	345,872

		5,469,228

32 Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Consumer staples (1.5%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	$105,000	$104,856

Altria Group, Inc. company guaranty sr. unsec. notes 10.2s, 2039	63,000	100,380

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	61,000	81,914

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	44,000	58,728

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	385,000	358,131

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	154,000	231,674

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	230,000	245,663

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	50,000	65,931

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	75,000	73,313

CVS Pass-Through Trust 144A company guaranty sr. notes
7.507s, 2032	322,886	391,533

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	380,000	395,320

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	81,000	84,333

Erac USA Finance, LLC 144A sr. unsec. notes 4 1/2s, 2021	445,000	469,062

Erac USA Finance, LLC 144A unsec. sub. notes 7s, 2037	85,000	102,289

Kerry Group Financial Services 144A company guaranty sr.
unsec. notes 3.2s, 2023 (Ireland)	377,000	352,275

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	589,000	704,042

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	205,000	209,510

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	195,000	218,915

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	200,000	211,988

		4,459,857
Energy (2.1%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	110,000	117,975

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	455,000	579,367

BG Energy Capital PLC 144A company guaranty sr. unsec. notes
4s, 2021 (United Kingdom)	200,000	208,385

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4.742s, 2021 (United Kingdom)	265,000	292,601

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	140,000	153,526

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023	120,000	120,900

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)	300,000	310,872

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	185,000	237,380

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	310,000	296,888

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	45,000	51,018

Global Income Trust	33

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Energy cont.
National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	$200,000	$189,976

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	160,000	165,072

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	55,000	63,848

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	225,000	228,774

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	185,000	191,262

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	295,000	319,780

Petroleos de Venezuela SA company guaranty sr. unsec. notes
8s, 2013 (Venezuela)	485,000	483,060

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	300,000	240,774

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	170,000	152,575

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	422,000	464,052

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	425,000	580,839

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65s, 2020	20,000	21,904

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	75,000	86,293

Spectra Energy Partners, LP sr. unsec. notes 4.6s, 2021	140,000	147,685

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	165,000	176,130

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039 (Bermuda)	365,000	500,968

Weatherford Bermuda company guaranty sr. unsec. notes
9 5/8s, 2019 (Bermuda)	36,000	45,933

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	10,000	10,717

		6,438,554
Financials (11.4%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	1,190,000	1,280,666

Aflac, Inc. sr. unsec. notes 6.9s, 2039	295,000	372,847

Aflac, Inc. sr. unsec. notes 6.45s, 2040	108,000	130,849

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	249,000	306,893

Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042	545,000	477,642

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	550,000	657,256

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	270,000	296,691

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	485,000	492,881

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)	435,000	438,968

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	370,000	489,854

34 Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.		Principal amount	Value

Financials cont.
Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)		$100,000	$112,485

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)		395,000	371,300

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018		230,000	277,364

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043		335,000	311,885

BNP Paribas SA 144A jr. unsec. sub. FRN notes 7.195s,
2049 (France)		300,000	312,375

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)		593,000	610,790

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)		210,000	215,370

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R		585,000	625,902

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019		5,000	6,469

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021		80,000	91,437

CNA Financial Corp. unsec. notes 6 1/2s, 2016		260,000	294,044

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)		320,000	341,600

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)		105,000	118,666

Credit Suisse AG 144A unsec. sub. notes 6 1/2s,
2023 (Switzerland)		340,000	361,590

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R		380,000	471,917

Duke Realty LP company guaranty sr. unsec. notes
6 3/4s, 2020 R		270,000	315,559

EPR Properties unsec. notes 5 1/4s, 2023 R		285,000	284,681

Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, 2049		116,000	104,400

GE Capital Trust IV 144A unsec. sub. FRB bonds 4 5/8s, 2066	EUR	90,000	123,361

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032		$500,000	612,073

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021		225,000	275,869

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		195,000	238,885

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		11,000	11,869

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs.
FRB bonds 8 1/8s, 2038		220,000	257,400

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		800,000	899,728

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R		165,000	157,407

HSBC Bank USA, N.A. unsec. sub. notes 7s, 2039		250,000	314,994

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035		200,000	206,376

HSBC Holdings PLC sr. unsec. notes 4 7/8s, 2022
(United Kingdom)		685,000	749,334

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016		100,000	103,000

ING Bank N.V. 144A unsec. sub. notes 5.8s, 2023 (Netherlands)		1,031,000	1,077,213

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		220,000	240,350

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015		390,000	404,625

JPMorgan Chase Capital XXIII company guaranty jr. unsec. sub.
FRN notes 1.264s, 2047		964,000	700,828

Global Income Trust	35

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Financials cont.
LBG Capital No. 1 PLC 144A jr. unsec. sub. FRN notes 8s,
perpetual maturity (United Kingdom)	$535,000	$568,882

Leucadia National Corp. sr. unsec. bonds 5 1/2s, 2023	210,000	212,024

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN notes 7s, 2037	265,000	275,600

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	650,000	708,500

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	1,040,000	1,175,025

Macquarie Bank, Ltd. 144A unsec. sub. notes 6 5/8s,
2021 (Australia)	540,000	600,156

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	435,000	637,927

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	220,000	253,550

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	125,000	130,156

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	425,000	453,927

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	155,000	155,329

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	100,000	112,180

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	205,000	220,375

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	35,000	36,745

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	40,000	56,124

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	815,000	858,580

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	30,000	29,787

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	90,000	95,295

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	445,000	480,600

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	90,000	89,438

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	268,000	258,620

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	85,000	105,695

Rabobank Nederland 144A jr. unsec. sub. FRN notes 11s,
perpetual maturity (Netherlands)	865,000	1,137,475

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	120,000	116,758

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	80,000	82,696

Royal Bank of Scotland PLC (The) sr. sub. FRN notes 9 1/2s,
2022 (United Kingdom)	820,000	955,456

Royal Bank of Scotland PLC (The) unsec. sub. notes 6.1s, 2023
(United Kingdom)	430,000	442,423

Santander Issuances S.A. Unipersonal 144A bank guaranty
unsec. sub. notes 5.911s, 2016 (Spain)	600,000	625,302

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	470,000	468,501

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	275,000	298,141

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	450,000	478,125

Shinhan Bank 144A sr. unsec. notes 4 3/8s, 2015 (South Korea)	650,000	684,689

SL Green Realty Corp./SL Green Operating Partnership/
Reckson Operating Partnership sr. unsec. notes 5s, 2018 R	270,000	289,843

36 Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.		Principal amount	Value

Financials cont.
Standard Chartered PLC 144A jr. sub. FRB bonds 7.014s, 2049
(United Kingdom)		$100,000	$105,500

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)		330,000	316,614

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB bonds 1.254s, 2037		550,000	431,672

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R		85,000	99,666

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039		210,000	264,620

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026		170,000	225,024

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)		500,000	543,750

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6,
6 1/4s, 2035 (Russia)		100,000	106,250

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		699,000	770,158

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)		100,000	106,250

Wachovia Bank NA sr. unsec. sub. notes 6.6s, 2038		930,000	1,160,804

Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		405,000	444,284

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037		300,000	318,000

			34,532,209
Health care (0.6%)
Actavis PLC sr. unsec. notes 4 5/8s, 2042		80,000	73,985

Actavis PLC sr. unsec. notes 3 1/4s, 2022		65,000	61,595

Actavis PLC sr. unsec. notes 1 7/8s, 2017		15,000	14,956

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		200,000	249,809

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021		250,000	280,307

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		120,000	128,400

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021		135,000	142,763

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018		120,000	120,664

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037		175,000	195,697

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020		28,000	29,955

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041		120,000	116,849

WellPoint, Inc. sr. unsec. unsub. notes 4 5/8s, 2042		295,000	275,468

			1,690,448
Supra-Nation (2.7%)
Asian Development Bank sr. unsec. unsub. notes Ser. MTN,
5 1/2s, 2016 (Supra-Nation)	AUD	2,150,000	2,138,675

European Investment Bank sr. unsec. unsub. bonds 5 5/8s,
2032 (Luxembourg)	GBP	1,900,000	3,824,124

European Investment Bank sr. unsec. unsub. notes 4 1/8s,
2024 (Luxembourg)	EUR	450,000	716,596

Landwirtschaftliche Rentenbank govt. guaranty unsec. unsub.
bonds 3 1/4s, 2014 (Germany)	EUR	1,055,000	1,448,168

			8,127,563

Global Income Trust	37

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Technology (0.4%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	$480,000	$406,689

Brocade Communications Systems, Inc. company guaranty sr.
notes 6 7/8s, 2020	145,000	156,238

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	230,000	236,608

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	225,000	222,750

		1,022,285
Transportation (0.4%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	295,000	313,171

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	10,000	11,069

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2019	69,940	74,836

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	103,665	110,015

Delta Air Lines, Inc. pass-through certificates 6.2s, 2018	106,167	117,448

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	121,418	139,934

Kansas City Southern de Mexico SA de CV sr. unsec. unsub.
notes 2.35s, 2020 (Mexico)	39,000	37,324

Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	76,000	67,931

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	140,000	152,212

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	173,176	199,152

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	35,810	37,601

		1,260,693
Utilities and power (3.5%)
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	65,000	63,607

Beaver Valley Funding Corp. sr. bonds 9s, 2017	42,000	42,414

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	405,000	522,216

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	65,000	61,232

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	165,000	158,801

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	335,000	354,263

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	105,000	136,002

El Paso Pipeline Partners Operating Co., LP company guaranty
sr. unsec. notes 6 1/2s, 2020	95,000	110,671

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	465,000	581,157

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,114,000	1,090,328

Enel Finance International SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Netherlands)	175,000	187,755

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	515,000	565,779

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	210,000	225,797

Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec. notes
4.15s, 2020 (Italy)	605,000	624,421

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	125,000	119,462

38 Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.		Principal amount	Value

Utilities and power cont.
Fortum OYJ sr. unsec. notes Ser. 14, Class EMTN, 4 1/2s,
2016 (Finland)	EUR	255,000	$379,069

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)		$155,000	171,009

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		125,000	142,235

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021		357,000	357,000

Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042
(South Korea)		370,000	434,716

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		195,000	223,677

Narragansett Electric Co. (The) 144A sr. unsec. notes
4.17s, 2042		435,000	391,229

Oncor Electric Delivery Co., LLC bank guaranty unsec. sub.
notes 4.55s, 2041		270,000	252,683

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)		640,000	698,915

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067		240,000	251,700

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6.572s, 2017		20,000	23,246

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019		530,000	681,047

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)		340,000	353,103

West Penn Power Co. 144A 1st mtge. 5.95s, 2017		170,000	195,192

Westar Energy, Inc. 1st mtge. bonds 8 5/8s, 2018		145,000	187,933

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042		35,000	32,663

Wisconsin Energy Corp. jr. unsec. sub. FRN notes 6 1/4s, 2067		830,000	850,750

			10,470,072

Total corporate bonds and notes (cost $84,120,695)			$88,221,391

MORTGAGE-BACKED SECURITIES (24.4%)*	Principal amount	Value

Agency collateralized mortgage obligations (10.0%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.904s, 2032	$79,255	$122,288
IFB Ser. 3408, Class EK, 25.093s, 2037	31,252	46,478
IFB Ser. 3072, Class SM, 23.159s, 2035	91,385	133,186
IFB Ser. 3072, Class SB, 23.012s, 2035	82,060	118,776
IFB Ser. 3249, Class PS, 21.701s, 2036	64,325	89,414
IFB Ser. 3065, Class DC, 19.338s, 2035	93,562	135,508
IFB Ser. 2990, Class LB, 16.501s, 2034	89,222	119,377
IFB Ser. 3856, Class PS, IO, 6.426s, 2040	4,772,953	662,368
IFB Ser. 4112, Class SC, IO, 5.976s, 2042	5,364,138	980,082
IFB Ser. 4105, Class LS, IO, 5.976s, 2041	1,345,465	261,639
IFB Ser. 4240, Class SA, IO, 5.826s, 2043	1,901,000	410,882
IFB Ser. 311, Class S1, IO, 5.776s, 2043	6,936,257	1,552,681
IFB Ser. 314, Class AS, IO, 5.716s, 2043	1,713,129	380,163
Ser. 3632, Class CI, IO, 5s, 2038	81,316	6,104
Ser. 3626, Class DI, IO, 5s, 2037	28,017	637
IFB Ser. 3852, Class SG, 4.856s, 2041	901,721	861,522

Global Income Trust 39

MORTGAGE-BACKED SECURITIES (24.4%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
Ser. 3747, Class HI, IO, 4 1/2s, 2037	$249,306	$24,096
Ser. 3707, Class PI, IO, 4 1/2s, 2025	619,786	50,791
Ser. 304, Class C53, IO, 4s, 2032	5,303,851	793,827
Ser. 4141, Class PI, IO, 3s, 2042	4,235,406	593,846
Ser. 4165, Class TI, IO, 3s, 2042	11,102,400	1,547,675
Ser. 3300, PO, zero %, 2037	10,719	9,749
FRB Ser. 3326, Class WF, zero %, 2035	3,325	3,040

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.943s, 2036	75,047	116,967
IFB Ser. 07-53, Class SP, 23.576s, 2037	80,648	119,954
IFB Ser. 05-75, Class GS, 19.739s, 2035	76,557	103,202
IFB Ser. 12-96, Class PS, IO, 6.53s, 2041	2,689,009	519,436
IFB Ser. 12-3, Class CS, IO, 6.38s, 2040	2,900,925	482,569
IFB Ser. 10-46, Class SB, IO, 6.28s, 2040	1,220,091	171,764
IFB Ser. 12-132, Class SB, IO, 6.03s, 2042	4,382,424	664,332
IFB Ser. 13-102, Class SH, IO, 5.73s, 2043	2,072,349	466,278
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	1,221,812	150,808
Ser. 418, Class C24, IO, 4s, 2043	2,691,000	581,103
Ser. 409, Class C16, IO, 4s, 2040	1,343,566	253,752
Ser. 418, Class C15, IO, 3 1/2s, 2043	2,746,000	592,168
Ser. 12-124, Class JI, 3 1/2s, 2042	2,900,415	449,564
Ser. 13-55, Class IK, IO, 3s, 2043	2,350,711	342,992
Ser. 13-35, Class IP, IO, 3s, 2042	6,143,058	750,365
Ser. 13-55, Class PI, IO, 3s, 2042	6,233,749	813,567
Ser. 13-23, Class PI, IO, 3s, 2041	8,288,798	906,960
Ser. 13-55, Class MI, IO, 3s, 2032	3,611,573	511,615
Ser. 03-W10, Class 1, IO, 1.147s, 2043	645,762	21,038
Ser. 07-64, Class LO, PO, zero %, 2037	17,873	15,869

Government National Mortgage Association
IFB Ser. 12-26, Class SP, IO, 6.478s, 2042	2,435,071	599,101
IFB Ser. 11-11, Class PS, IO, 6.428s, 2040	1,722,851	271,573
Ser. 10-9, Class XD, IO, 6.425s, 2040	3,352,557	658,979
IFB Ser. 10-56, Class SC, IO, 6.328s, 2040	1,097,168	204,391
IFB Ser. 13-27, Class SW, IO, 6.328s, 2040	2,256,662	420,551
IFB Ser. 10-171, Class SB, IO, 6.275s, 2040	3,760,062	681,135
IFB Ser. 13-91, Class SP, IO, 6.128s, 2042	1,619,977	314,130
IFB Ser. 10-20, Class SE, IO, 6.078s, 2040	2,136,587	380,953
IFB Ser. 10-26, Class QS, IO, 6.078s, 2040	4,210,124	788,682
IFB Ser. 13-87, Class AS, IO, 6.028s, 2043	1,536,676	261,020
IFB Ser. 13-87, Class SA, IO, 6.028s, 2043	2,260,824	386,732
IFB Ser. 13-124, Class SC, IO, 6.028s, 2041	2,975,467	506,930
IFB Ser. 10-120, Class SB, IO, 6.028s, 2035	123,162	11,369
IFB Ser. 13-122, Class DS, IO, 5.978s, 2043	1,223,185	208,588
IFB Ser. 13-99, Class SL, IO, 5.978s, 2043	2,895,329	537,518
IFB Ser. 13-129, Class CS, IO, 5.978s, 2042	2,578,915	461,033
IFB Ser. 10-20, Class SC, IO, 5.978s, 2040	2,752,343	488,981
IFB Ser. 11-146, Class AS, IO, 5.925s, 2041	2,507,893	510,591

40 Global Income Trust

MORTGAGE-BACKED SECURITIES (24.4%)* cont.		Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 10-158, Class SA, IO, 5.878s, 2040		$1,222,412	$219,460
IFB Ser. 10-151, Class SA, IO, 5.87s, 2040		1,213,900	218,077
IFB Ser. 10-31, Class SA, IO, 5.578s, 2040		3,008,621	509,213
Ser. 10-35, Class UI, IO, 5s, 2040		1,322,411	274,730
Ser. 10-9, Class UI, IO, 5s, 2040		1,613,190	330,841
Ser. 13-24, Class IC, IO, 4 1/2s, 2043		1,779,441	357,792
Ser. 11-18, Class PI, IO, 4 1/2s, 2040		90,837	16,823
Ser. 10-35, Class QI, IO, 4 1/2s, 2040		6,657,036	1,385,418
Ser. 10-103, Class DI, IO, 4 1/2s, 2038		2,053,554	256,776
Ser. 13-24, Class PI, IO, 4s, 2042		1,235,173	232,991
Ser. 13-27, Class PI, IO, 3 1/2s, 2042		2,366,546	386,149
Ser. 13-90, Class HI, IO, 3 1/2s, 2040		2,854,448	394,313
Ser. 13-53, Class PI, IO, 3s, 2041		5,801,187	775,329

Structured Asset Securities Corp. 144A IFB Ser. 07-4, Class 1A3,
IO, 5.995s, 2045		1,764,414	308,772

			30,297,373
Commercial mortgage-backed securities (10.6%)
Banc of America Commercial Mortgage Trust
Ser. 07-2, Class A2, 5.633s, 2049		73,653	74,390
Ser. 06-5, Class A2, 5.317s, 2047		1,144,998	1,150,999
Ser. 05-4, Class B, 5.118s, 2045		423,000	421,943

Banc of America Commercial Mortgage Trust 144A
Ser. 03-1, Class J, 4.9s, 2036		1,029,780	1,029,059
Ser. 04-4, Class XC, IO, 0.823s, 2042		1,099,028	4,392
Ser. 07-5, Class XW, IO, 0.367s, 2051		7,477,882	73,029

Bayview Commercial Asset Trust 144A
Ser. 07-CD1A, IO, 2.14s, 2021	CAD	3,994,907	44,062
Ser. 06-CD1A, IO, zero %, 2023	CAD	2,818,838	3,785

Bear Stearns Commercial Mortgage Securities, Inc. 144A
FRB Ser. 06-PW11, Class B, 5.443s, 2039		$471,000	470,011
FRB Ser. 06-PW11, Class C, 5.443s, 2039		403,000	388,613
Ser. 06-PW14, Class X1, IO, 0.167s, 2038		5,464,371	93,987

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class D, 4.878s, 2045		1,612,000	1,485,458
Ser. 06-C5, Class XC, IO, 0.144s, 2049		37,969,358	558,150

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.169s, 2049		6,102,912	57,367
Ser. 07-CD5, Class XS, IO, 0.038s, 2044		4,553,347	19,712

Commercial Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049		841,000	883,975
Ser. 06-C8, Class AM, 5.347s, 2046		403,000	455,672
FRB Ser. 05-LP5, Class D, 5.089s, 2043		802,000	839,528

Commercial Mortgage Trust 144A
FRB Ser. 13-CR6, Class D, 4.176s, 2046		565,000	480,482
FRB Ser. 07-C9, Class AJFL, 0.864s, 2049		1,164,000	1,024,320

Cornerstone Titan PLC 144A
FRB Ser. 05-CT2A, Class E, 1.567s, 2014 (Ireland)	GBP	27,099	38,671
FRB Ser. 05-CT1A, Class D, 1.565s, 2014 (Ireland)	GBP	1,308	1,762

Global Income Trust	41

MORTGAGE-BACKED SECURITIES (24.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.761s, 2039	$304,314	$304,856

Credit Suisse Mortgage Capital Certificates 144A
Ser. 06-C4, Class AX, IO, 0.573s, 2039	8,369,312	106,742
Ser. 07-C2, Class AX, IO, 0.071s, 2049	8,911,429	29,292

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	190,969	210,066
Ser. 02-CP5, Class M, 5 1/4s, 2035	38,470	2,300
Ser. 03-C3, Class AX, IO, 1.322s, 2038	219,589	2

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	1,460,463	1,462,745

Deutsche Bank-UBS Commercial Mortgage Trust 144A FRB
Ser. 11-LC2A, Class D, 5.444s, 2044	127,000	127,157

GE Capital Commercial Mortgage Corp. 144A Ser. 07-C1,
Class XC, IO, 0.112s, 2049	33,281,499	171,200

GE Commercial Mortgage Corporation Trust FRB Ser. 05-C1,
Class B, 4.846s, 2048	569,000	582,794

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	1,126,000	1,156,064

GS Mortgage Securities Trust Ser. 06-GG6, Class A2,
5.506s, 2038	97,251	98,467

GS Mortgage Securities Trust 144A
Ser. 98-C1, Class F, 6s, 2030	12,561	12,561
FRB Ser. GC10, Class D, 4.415s, 2046	397,000	349,598

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.072s, 2051	320,000	326,912
FRB Ser. 07-LD12, Class A3, 5.925s, 2051	1,247,048	1,278,527
FRB Ser. 06-LDP7, Class B, 5.863s, 2045	914,000	790,936
FRB Ser. 04-CB9, Class B, 5.647s, 2041	394,000	404,441
Ser. 07-LDPX, Class A3S, 5.317s, 2049	392,166	391,706
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	406,000	408,477
FRB Ser. 13-C10, Class D, 4.161s, 2047	447,000	381,068
Ser. 06-LDP8, Class X, IO, 0.546s, 2045	2,045,697	28,797
Ser. 06-CB17, Class X, IO, 0.481s, 2043	22,041,798	314,448
Ser. 07-LDPX, Class X, IO, 0.302s, 2049	18,622,554	160,620

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.172s, 2051	569,000	558,700
FRB Ser. 07-CB20, Class C, 6.172s, 2051	401,000	374,586
FRB Ser. 12-C8, Class D, 4.668s, 2045	824,000	798,725
FRB Ser. 12-LC9, Class E, 4.427s, 2047	144,000	126,631
FRB Ser. 12_LC9, Class D, 4.427s, 2047	474,000	446,708
Ser. 07-CB20, Class X1, IO, 0.154s, 2051	7,603,728	67,331

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	119,000	130,269

LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class C, 5.35s, 2040	763,000	785,127
Ser. 06-C7, Class A2, 5.3s, 2038	515,283	536,740
Ser. 04-C6, Class E, 5.177s, 2036	431,000	442,594
Ser. 04-C8, Class D, 4.946s, 2039	468,000	484,988

42 Global Income Trust

MORTGAGE-BACKED SECURITIES (24.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust
Ser. 05-C1, Class D, 4.856s, 2040	$518,000	$534,213
Ser. 07-C2, Class XW, IO, 0.538s, 2040	823,489	14,704

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C6, Class XCL, IO, 0.672s, 2039	26,021,806	470,552
Ser. 06-C7, Class XW, IO, 0.651s, 2038	1,341,362	24,085
Ser. 05-C2, Class XCL, IO, 0.348s, 2040	3,438,728	11,953
Ser. 06-C7, Class XCL, IO, 0.256s, 2038	2,459,036	43,186
Ser. 07-C2, Class XCL, IO, 0.131s, 2040	5,277,894	84,240

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.852s, 2050	539,000	552,114
FRB Ser. 07-C1, Class A2, 5.748s, 2050	81,987	82,587

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust
Ser. 06-4, Class AJ, 5.239s, 2049	309,000	293,550
FRB Ser. 06-4, Class A2FL, 0.294s, 2049	50,749	50,685

Mezz Cap Commercial Mortgage Trust 144A Ser. 07-C5, Class X,
IO, 5 1/2s, 2049	134,752	10,982

Morgan Stanley Capital I Trust
Ser. 07-IQ14, Class A2, 5.61s, 2049	127,379	128,419
FRB Ser. 07-HQ12, Class A2, 5.579s, 2049	321,915	322,881
FRB Ser. 07-HQ12, Class A2FX, 5.579s, 2049	1,506,288	1,536,715
Ser. 07-HQ11, Class C, 5.558s, 2044	477,000	414,561
Ser. 04-T13, Class A4, 4.66s, 2045	56,530	56,547

Morgan Stanley Capital I Trust 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	251,347	237,522
FRB Ser. 05-HQ5, Class X1, IO, 0.219s, 2042	70,822,619	212,468

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	646,957	659,657

UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C4,
Class XA, IO, 1.884s, 2045	3,231,628	376,879

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C24, Class AJ, 5.658s, 2045	564,000	543,865
Ser. 07-C34, IO, 0.337s, 2046	2,002,127	24,226

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-C16, Class G, 5.517s, 2041	770,000	752,152

WF-RBS Commercial Mortgage Trust 144A FRB Ser. 11-C4,
Class E, 5.248s, 2044	989,000	962,446

		31,852,731
Residential mortgage-backed securities (non-agency) (3.8%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 10.197s, 2036	550,000	551,925
FRB Ser. 12-RR10, Class 9A2, 2.654s, 2035	280,000	244,860
Ser. 13-RR1, Class 1A2, 2.443s, 2035	1,360,000	1,102,280

Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR11, Class 5A3, 11.386s, 2037	311,147	187,030
Ser. 09-RR7, Class 1A7, IO, 1.731s, 2046	7,313,277	244,538
Ser. 09-RR7, Class 2A7, IO, 1.572s, 2047	16,741,813	524,019

Global Income Trust 43

MORTGAGE-BACKED SECURITIES (24.4%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.045s, 2034		$12,634	$845

Countrywide Alternative Loan Trust
FRB Ser. 05-51, Class 1A1, 0.492s, 2035		704,970	563,976
FRB Ser. 05-72, Class A1, 0.44s, 2036		1,923,507	1,629,333

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.067s, 2043 (United Kingdom)	GBP	121,603	192,541
FRB Ser. 03-2, Class 2C1, 2.774s, 2043 (United Kingdom)	EUR	327,000	438,434

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046		$690,643	587,047
FRB Ser. 06-AR4, Class 1A1B, 1.088s, 2046		1,518,285	1,275,359
FRB Ser. 05-AR13, Class A1C3, 0.66s, 2045		3,750,456	3,202,889
FRB Ser. 05-AR9, Class A1C3, 0.65s, 2045		802,616	722,354

			11,467,430

Total mortgage-backed securities (cost $70,270,378)			$73,617,534

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (17.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.4%)
Government National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, November 1, 2043	$4,000,000	$4,333,125

		4,333,125
U.S. Government Agency Mortgage Obligations (16.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, with due dates from July 1, 2021 to September 1, 2021	21,424	23,623
5 1/2s, June 1, 2035	22,449	24,423
5 1/2s, April 1, 2020	7,339	7,895
4s, with due dates from August 1, 2042 to June 1, 2043	1,736,141	1,817,523

Federal National Mortgage Association Pass-Through Certificates
7s, with due dates from March 1, 2033 to April 1, 2035	122,229	142,473
6 1/2s, with due dates from September 1, 2036 to November 1, 2037	55,067	60,970
6s, July 1, 2037	2,750	3,014
6s, with due dates from May 1, 2021 to October 1, 2021	70,410	77,358
5 1/2s, with due dates from February 1, 2018 to March 1, 2021	62,217	66,654
5 1/2s, TBA, November 1, 2043	1,000,000	1,091,406
5s, May 1, 2037	141,811	154,120
5s, with due dates from May 1, 2020 to March 1, 2021	7,944	8,501
4s, with due dates from May 1, 2019 to September 1, 2020	98,928	104,982
4s, TBA, December 1, 2043	2,000,000	2,101,328
4s, TBA, November 1, 2043	5,000,000	5,267,969
3 1/2s, May 1, 2043	5,910,613	6,024,670
3 1/2s, TBA, December 1, 2043	13,000,000	13,304,694
3 1/2s, TBA, November 1, 2043	13,000,000	13,340,235
3s, TBA, November 1, 2043	5,000,000	4,935,156

		48,556,994

Total U.S. government and agency mortgage obligations (cost $52,736,180)		$52,890,119

44 Global Income Trust

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 0.75%, December 31, 2017 [i]	$125,000	$123,794

Total U.S. treasury obligations (cost $123,794)		$123,794

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$100,000	$131,279

IL State G.O. Bonds
4.421s, 1/1/15	45,000	46,515
4.071s, 1/1/14	135,000	135,714

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	95,000	116,575

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	115,000	119,352

Total municipal bonds and notes (cost $490,672)		$549,435

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.88/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.88	$28,696,000	$495,867

(3.08)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/3.08	28,696,000	287

Total purchased swap options outstanding (cost $496,441)			$496,154

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Federal National Mortgage Association
30 yr 3s TBA commitments (Call)	Dec-13/$98.52	$3,000,000	$22,650

Federal National Mortgage Association
30 yr 3s TBA commitments (Call)	Dec-13/98.59	3,000,000	21,390

Total purchased options outstanding (cost $47,227)			$44,040

SENIOR LOANS (—%)*[c]	Principal amount	Value

Aramark Corp. bank term loan FRN 3.748s, 2016	$7,147	$7,158

Aramark Corp. bank term loan FRN Ser. B2, 3.709s, 2016	12,801	12,806

Aramark Corp. bank term loan FRN Ser. C, 0.029s, 2016	1,037	1,038

Aramark Corp. bank term loan FRN Ser. C3, 0.029s, 2016	576	577

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018	10,436	9,782

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B4, 5s, 2020	13,775	13,881

SunGard Data Systems, Inc. bank term loan FRN 1.953s, 2014	189	189

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.704s, 2017	25,177	16,795

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 1/2s, 2020	34	35

West Corp. bank term loan FRN Ser. B8, 3 3/4s, 2018	12,789	12,813

Total senior loans (cost $81,226)		$75,074

Global Income Trust 45

SHORT-TERM INVESTMENTS (6.8%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.07% L	3,129,550	$3,129,550

SSgA Prime Money Market Fund 0.02% P	1,250,000	1,250,000

U.S. Treasury Bills with an effective yield of 0.12%, May 1, 2014	$139,000	138,943

U.S. Treasury Bills with an effective yield of zero %
January 16, 2014 [i]	10,000	9,999

U.S. Treasury Bills with effective yields ranging from 0.11%
to 0.12%, August 21, 2014 ∆ §	1,818,000	1,816,853

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.12%, July 24, 2014 # ∆ §	2,412,000	2,410,758

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.11%, April 3, 2014 # §	3,239,000	3,238,210

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.13%, May 29, 2014 # ∆ §	8,672,000	8,668,601

Total short-term investments (cost $20,659,492)		$20,662,914

TOTAL INVESTMENTS

Total investments (cost $339,113,463)		$350,028,789

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
TBA	To Be Announced Commitments

46 Global Income Trust

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2012 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $302,204,614.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $169,815,905 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

Global Income Trust	47

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	55.6%	Greece	1.2%

Spain	6.7	Russia	1.1

Italy	5.6	Mexico	1.1

Japan	4.6	South Africa	0.9

France	3.7	Austria	0.9

United Kingdom	3.4	Ireland	0.8

Germany	2.5	Supra-Nation	0.6

Belgium	1.5	Brazil	0.5

Netherlands	1.3	Poland	0.5

Luxembourg	1.3	Sweden	0.5

Argentina	1.3	Other	1.9

Canada	1.3	Total	100.0%

Portugal	1.2

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $222,828,172)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Sell	1/16/14	$1,561,344	$1,549,015	$(12,329)

	Brazilian Real	Buy	1/3/14	725,816	742,297	(16,481)

	Chilean Peso	Buy	1/16/14	1,818,849	1,861,142	(42,293)

	Euro	Buy	12/18/13	770,309	766,994	3,315

	Euro	Sell	12/18/13	770,309	769,518	(791)

	Singapore Dollar	Sell	11/20/13	470,621	446,153	(24,468)

	Swiss Franc	Buy	12/18/13	814,536	824,462	(9,926)

	Swiss Franc	Sell	12/18/13	814,536	786,076	(28,460)

Barclays Bank PLC
	Australian Dollar	Buy	1/16/14	1,526,164	1,533,064	(6,900)

	Brazilian Real	Buy	1/3/14	2,195,904	2,242,776	(46,872)

	British Pound	Buy	12/18/13	6,354,095	6,317,775	36,320

	Canadian Dollar	Sell	1/16/14	495,674	500,539	4,865

	Czech Koruna	Sell	12/18/13	755,383	766,589	11,206

	Euro	Buy	12/18/13	515,442	524,896	(9,454)

	Hungarian Forint	Buy	12/18/13	703,015	696,492	6,523

	Japanese Yen	Buy	11/20/13	2,862,330	2,820,616	41,714

	Mexican Peso	Sell	1/16/14	743,589	752,884	9,295

	Norwegian Krone	Buy	12/18/13	759,352	758,952	400

	Polish Zloty	Buy	12/18/13	749,440	779,789	(30,349)

	Singapore Dollar	Sell	11/20/13	2,518,779	2,510,388	(8,391)

	Swedish Krona	Sell	12/18/13	874,856	853,892	(20,964)

	Turkish Lira	Buy	12/18/13	448,765	456,065	(7,300)

48 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $222,828,172) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.
	Australian Dollar	Buy	1/16/14	$102,998	$103,211	$(213)

	Brazilian Real	Buy	1/3/14	1,778,226	1,825,216	(46,990)

	British Pound	Sell	12/18/13	757,516	760,392	2,876

	Canadian Dollar	Buy	1/16/14	762,083	762,655	(572)

	Canadian Dollar	Sell	1/16/14	762,083	760,683	(1,400)

	Danish Krone	Buy	12/18/13	666,512	647,085	19,427

	Euro	Sell	12/18/13	18,509,967	18,095,435	(414,532)

	Japanese Yen	Buy	11/20/13	4,135,685	4,110,637	25,048

	New Taiwan Dollar	Sell	11/20/13	1,318,316	1,321,769	3,453

	Swiss Franc	Sell	12/18/13	1,292,805	1,252,544	(40,261)

	Thai Baht	Buy	11/20/13	355,090	351,985	3,105

Credit Suisse International
	British Pound	Sell	12/18/13	577,513	530,895	(46,618)

	Canadian Dollar	Buy	1/16/14	1,505,881	1,523,874	(17,993)

	Canadian Dollar	Sell	1/16/14	1,505,881	1,523,812	17,931

	Czech Koruna	Sell	12/18/13	634,845	644,410	9,565

	Euro	Sell	12/18/13	342,587	473,191	130,604

	Japanese Yen	Sell	11/20/13	6,371,861	6,284,507	(87,354)

	Mexican Peso	Sell	1/16/14	659,247	683,612	24,365

	New Zealand Dollar	Buy	1/16/14	967,732	990,271	(22,539)

	Norwegian Krone	Buy	12/18/13	769,448	778,140	(8,692)

	Singapore Dollar	Sell	11/20/13	1,715,359	1,717,035	1,676

	South African Rand	Sell	1/16/14	1,157,384	1,188,038	30,654

	South Korean Won	Buy	11/20/13	1,749,692	1,716,755	32,937

	Swedish Krona	Buy	12/18/13	773,713	756,428	17,285

	Swiss Franc	Sell	12/18/13	1,913,740	1,848,944	(64,796)

Deutsche Bank AG
	Australian Dollar	Buy	1/16/14	760,307	771,193	(10,886)

	British Pound	Buy	12/18/13	411,777	399,392	12,385

	Canadian Dollar	Buy	1/16/14	751,457	760,992	(9,535)

	Canadian Dollar	Sell	1/16/14	751,457	756,853	5,396

	Euro	Buy	12/18/13	3,979,050	3,987,044	(7,994)

	Euro	Sell	12/18/13	3,979,050	3,945,401	(33,649)

	Japanese Yen	Buy	11/20/13	968,453	953,306	15,147

	Norwegian Krone	Buy	12/18/13	758,547	785,879	(27,332)

	Polish Zloty	Buy	12/18/13	1,156,584	1,177,735	(21,151)

	Swiss Franc	Sell	12/18/13	902,626	871,356	(31,270)

Goldman Sachs International
	Australian Dollar	Buy	1/16/14	774,793	768,611	6,182

	British Pound	Buy	12/18/13	1,571,133	1,571,124	9

	British Pound	Sell	12/18/13	1,571,133	1,542,063	(29,070)

	Canadian Dollar	Buy	1/16/14	208,876	220,699	(11,823)

Global Income Trust 49

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $222,828,172) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.
	Chilean Peso	Buy	1/16/14	$1,818,849	$1,861,404	$(42,555)

	Euro	Sell	12/18/13	18,690,697	18,122,236	(568,461)

	Japanese Yen	Buy	11/20/13	1,149,233	1,160,541	(11,308)

	Japanese Yen	Sell	11/20/13	1,161,410	1,158,841	(2,569)

HSBC Bank USA, National Association
	British Pound	Buy	12/18/13	774,186	784,764	(10,578)

	Chinese Yuan
	(Offshore)	Sell	11/20/13	89,020	70,080	(18,940)

	Euro	Buy	12/18/13	791,764	768,048	23,716

	Euro	Sell	12/18/13	791,764	778,772	(12,992)

	Indian Rupee	Sell	11/20/13	343,502	340,476	(3,026)

	Japanese Yen	Buy	11/20/13	4,978,484	4,926,337	52,147

	New Taiwan Dollar	Sell	11/20/13	1,318,313	1,318,310	(3)

	Swedish Krona	Buy	12/18/13	31,772	5,659	26,113

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/14	774,981	772,201	2,780

	Brazilian Real	Buy	1/3/14	1,669,215	1,712,860	(43,645)

	British Pound	Buy	12/18/13	859,138	867,902	(8,764)

	Canadian Dollar	Buy	1/16/14	764,380	772,363	(7,983)

	Canadian Dollar	Sell	1/16/14	764,380	762,306	(2,074)

	Czech Koruna	Buy	12/18/13	507,907	501,654	6,253

	Czech Koruna	Sell	12/18/13	507,907	492,789	(15,118)

	Euro	Buy	12/18/13	550,473	515,989	34,484

	Hungarian Forint	Buy	12/18/13	828,455	840,122	(11,667)

	Japanese Yen	Sell	11/20/13	542,326	549,642	7,316

	Malaysian Ringgit	Buy	11/20/13	215,376	271,929	(56,553)

	Mexican Peso	Sell	1/16/14	1,566,979	1,581,193	14,214

	New Taiwan Dollar	Sell	11/20/13	2,482,373	2,479,155	(3,218)

	New Zealand Dollar	Buy	1/16/14	737,449	760,372	(22,923)

	Norwegian Krone	Buy	12/18/13	1,017,121	1,019,409	(2,288)

	Polish Zloty	Buy	12/18/13	2,973,408	2,943,846	29,562

	Singapore Dollar	Sell	11/20/13	1,905,346	1,896,385	(8,961)

	South African Rand	Buy	1/16/14	2,562	2,547	15

	South Korean Won	Buy	11/20/13	3,775,723	3,680,123	95,600

	Swiss Franc	Sell	12/18/13	286,543	274,806	(11,737)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	1/16/14	92,463	108,972	16,509

	Brazilian Real	Buy	1/3/14	1,972,024	2,017,487	(45,463)

	British Pound	Sell	12/18/13	6,822,614	6,625,600	(197,014)

	Canadian Dollar	Buy	1/16/14	751,361	749,358	2,003

	Canadian Dollar	Sell	1/16/14	751,361	760,555	9,194

	Euro	Sell	12/18/13	1,634,582	1,577,267	(57,315)

	Hungarian Forint	Buy	12/18/13	703,015	696,590	6,425

50 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $222,828,172) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.
	Japanese Yen	Buy	11/20/13	$1,771,039	$1,786,868	$(15,829)

	Japanese Yen	Sell	11/20/13	1,771,039	1,770,051	(988)

	Mexican Peso	Sell	1/16/14	743,582	752,905	9,323

	Swedish Krona	Buy	12/18/13	752,840	761,878	(9,038)

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/16/14	748,361	742,271	6,090

	Brazilian Real	Buy	1/3/14	1,608,785	1,654,925	(46,140)

	British Pound	Buy	12/18/13	1,876,800	1,851,360	25,440

	Canadian Dollar	Buy	1/16/14	763,040	770,882	(7,842)

	Canadian Dollar	Sell	1/16/14	763,040	760,984	(2,056)

	Czech Koruna	Buy	12/18/13	507,907	501,677	6,230

	Czech Koruna	Sell	12/18/13	507,907	493,147	(14,760)

	Euro	Sell	12/18/13	4,664,764	4,782,006	117,242

	Israeli Shekel	Buy	1/16/14	156,238	155,872	366

	Japanese Yen	Buy	11/20/13	127,316	101,861	25,455

	Mexican Peso	Sell	1/16/14	782,404	792,141	9,737

	New Taiwan Dollar	Sell	11/20/13	2,482,488	2,479,058	(3,430)

	New Zealand Dollar	Buy	1/16/14	737,449	754,854	(17,405)

	Norwegian Krone	Buy	12/18/13	707,882	685,588	22,294

	Polish Zloty	Buy	12/18/13	1,521,251	1,533,661	(12,410)

	Singapore Dollar	Sell	11/20/13	2,201,677	2,170,718	(30,959)

	South Korean Won	Buy	11/20/13	2,852,782	2,831,305	21,477

	Swedish Krona	Buy	12/18/13	870,770	874,941	(4,171)

	Swiss Franc	Sell	12/18/13	647,946	602,870	(45,076)

UBS AG
	Australian Dollar	Buy	1/16/14	198,754	197,666	1,088

	British Pound	Buy	12/18/13	1,897,958	1,862,795	35,163

	Canadian Dollar	Buy	1/16/14	751,457	761,751	(10,294)

	Canadian Dollar	Sell	1/16/14	751,457	756,483	5,026

	Czech Koruna	Sell	12/18/13	1,481,191	1,490,854	9,663

	Euro	Sell	12/18/13	1,787,341	1,873,293	85,952

	Hungarian Forint	Buy	12/18/13	828,455	848,637	(20,182)

	Japanese Yen	Sell	11/20/13	189,013	182,867	(6,146)

	Mexican Peso	Sell	1/16/14	985,026	1,007,676	22,650

	New Zealand Dollar	Buy	1/16/14	778,542	795,903	(17,361)

	Norwegian Krone	Buy	12/18/13	778,672	803,224	(24,552)

	Singapore Dollar	Sell	11/20/13	2,287,493	2,257,067	(30,426)

	Swedish Krona	Buy	12/18/13	716,691	707,322	9,369

	Swiss Franc	Buy	12/18/13	1,643,845	1,661,309	(17,464)

	Swiss Franc	Sell	12/18/13	1,643,845	1,631,569	(12,276)

	Turkish Lira	Buy	12/18/13	686,589	697,550	(10,961)

	Turkish Lira	Sell	12/18/13	686,589	684,028	(2,561)

Global Income Trust	51

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $222,828,172) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp.
	Australian Dollar	Buy	1/16/14	$751,465	$760,515	$(9,050)

	Canadian Dollar	Sell	1/16/14	3,684,245	3,722,129	37,884

	Euro	Buy	12/18/13	2,360,354	2,335,538	24,816

	Euro	Sell	12/18/13	2,360,354	2,334,780	(25,574)

	Japanese Yen	Buy	11/20/13	899,999	890,957	9,042

Total						$(1,479,433)

FUTURES CONTRACTS OUTSTANDING at 10/31/13

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	10	$1,101,392	Dec-13	$3,774

Canadian Government Bond
10 yr (Long)	13	1,637,702	Dec-13	43,464

Euro-Bobl 5 yr (Short)	115	19,562,927	Dec-13	(356,361)

Euro-Bund 10 yr (Short)	132	25,449,653	Dec-13	(672,579)

Euro-Buxl 30 yr (Long)	7	1,198,295	Dec-13	27,160

Japanese Government Bond
10 yr (Long)	9	13,278,043	Dec-13	211,390

Japanese Government Bond
10 yr (Short)	16	23,605,410	Dec-13	(375,950)

Japanese Government Bond
10 yr Mini (Long)	29	4,277,006	Dec-13	66,240

U.K. Gilt 10 yr (Long)	93	16,590,660	Dec-13	208,267

U.S. Treasury Bond Ultra
30 yr (Long)	42	6,051,938	Dec-13	221,470

U.S. Treasury Note 2 yr (Long)	96	21,160,500	Dec-13	74,818

U.S. Treasury Note 5 yr (Short)	27	3,285,563	Dec-13	(20,676)

U.S. Treasury Note 10 yr (Short)	148	18,849,188	Dec-13	(364,508)

Total				$(933,491)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/13 (premiums $496,444)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.98/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	$20,280,000	$1,420

(2.98)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	20,280,000	530,524

Total			$531,944

52 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/13
Counterparty
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	Unrealized
Floating rate index/Maturity date	date/strike	amount	appreciation

Credit Suisse International
(2.70625)/3 month USD-LIBOR-BBA/
Dec-23 (Written)	Dec-13/2.70625	$2,700,000	$1,458

(2.7165)/3 month USD-LIBOR-BBA/
Dec-23 (Written)	Dec-13/2.7165	2,700,000	162

Total			$1,620

TBA SALE COMMITMENTS OUTSTANDING at 10/31/13 (proceeds receivable $15,473,300)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s,
November 1, 2043	$2,000,000	11/13/13	$2,107,188

Federal National Mortgage Association, 3 1/2s,
November 1, 2043	13,000,000	11/13/13	13,340,234

Total			$15,447,422

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
CAD	3,289,000	$—	10/31/23	2.9075%	3 month CAD-	$(5,377)
					BA-CDOR

Barclays Bank PLC
EUR	4,190,000	—	11/5/17	6 month EUR-	0.958%	63,463
				EURIBOR-REUTERS

EUR	28,193,000 E	—	8/3/17	1 month EUR-	1.41727%	160,695
				EONIA-OIS-
				COMPOUND

GBP	1,031,000	—	8/15/31	3.60%	6 month GBP-	(126,427)
					LIBOR-BBA

Credit Suisse International
AUD	3,808,000	—	4/26/23	6 month AUD-BBR-	3.8725%	(149,658)
				BBSW

AUD	2,301,000	—	5/10/23	6 month AUD-BBR-	3.73%	(106,591)
				BBSW

AUD	2,192,000	—	5/23/23	3.88%	6 month AUD-	77,484
					BBR-BBSW

AUD	679,000	—	8/26/23	6 month AUD-BBR-	4.52%	7,141
				BBSW

AUD	795,000	—	10/10/23	6 month AUD-BBR-	4.49%	4,077
				BBSW

CHF	2,583,000	—	5/3/23	1.0075%	6 month CHF-	81,946
					LIBOR-BBA

CHF	2,583,000	—	5/3/23	1.01875%	6 month CHF-	78,888
					LIBOR-BBA

CHF	1,619,000	—	9/19/23	6 month CHF-	1.6025%	33,972
				LIBOR-BBA

Global Income Trust	53

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CHF	971,000	$—	10/14/23	1.535%	6 month CHF-	$(11,735)
					LIBOR-BBA

CHF	1,008,000	—	10/22/23	6 month CHF-	1.51875%	9,903
				LIBOR-BBA

EUR	14,820,000	—	6/28/17	6 month EUR-	1.29%	427,541
				EURIBOR-REUTERS

EUR	5,650,000	—	6/28/22	6 month EUR-	1.94%	149,920
				EURIBOR-REUTERS

Goldman Sachs International
AUD	2,003,000	—	5/1/23	3.775%	6 month AUD-	85,311
					BBR-BBSW

AUD	7,590,000	—	4/26/23	6 month AUD-BBR-	3.8825%	(292,548)
				BBSW

AUD	1,535,000	—	5/27/23	3.955%	6 month AUD-	45,438
					BBR-BBSW

AUD	1,058,000	—	9/27/23	4.3625%	6 month AUD-	4,205
					BBR-BBSW

CAD	1,548,000	—	5/30/23	2.534%	3 month CAD-	30,696
					BA-CDOR

CHF	7,078,000	—	5/2/23	6 month CHF-	1.008%	(223,867)
				LIBOR-BBA

CHF	2,092,000	—	5/13/23	1.0325%	6 month CHF-	62,490
					LIBOR-BBA

CHF	1,671,000	—	5/16/23	1.065%	6 month CHF-	44,407
					LIBOR-BBA

CHF	1,458,000	—	8/12/23	1.495%	6 month CHF-	(18,056)
					LIBOR-BBA

CHF	1,075,000	—	7/1/23	6 month CHF-	1.5175%	18,978
				LIBOR-BBA

CHF	3,600,000	—	7/2/23	6 month CHF-	1.515%	62,495
				LIBOR-BBA

CHF	3,600,000	—	7/3/23	6 month CHF-	1.5275%	67,145
				LIBOR-BBA

CHF	3,024,000	—	10/21/23	6 month CHF-	1.55%	39,669
				LIBOR-BBA

EUR	107,271,000 E	—	8/6/17	1 month EUR-	1.102%	153,075
				EONIA-OIS-
				COMPOUND

EUR	26,303,000	—	8/30/14	1 year EUR-EONIA-	0.11%	(4,173)
				OIS-COMPOUND

EUR	26,303,000	—	8/30/14	0.309%	3 month EUR-	(20,930)
					EURIBOR-
					REUTERS

EUR	26,303,000	—	8/31/14	1 year EUR-EONIA-	0.11%	(4,173)
				OIS-COMPOUND

54 Global Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	26,303,000	$—	8/31/14	0.314%	3 month EUR-	$(22,669)
					EURIBOR-
					REUTERS

EUR	26,303,000	—	9/3/14	1 year EUR-EONIA-	0.086%	(13,111)
				OIS-COMPOUND

EUR	26,303,000	—	9/3/14	0.283%	3 month EUR-	(11,292)
					EURIBOR-
					REUTERS

GBP	1,031,000	—	9/23/31	6 month GBP-	3.1175%	5,243
				LIBOR-BBA

JPY	1,370,000,000	—	9/15/14	0.361%	6 month JPY-	(20,007)
					LIBOR-BBA

JPY	411,000,000	—	9/15/41	6 month JPY-	1.768%	57,280
				LIBOR-BBA

KRW	2,760,000,000	—	7/12/18	3.07%	3 month KRW-	(11,190)
					CD-KSDA-
					BLOOMBERG

KRW	6,550,000,000	—	7/12/15	3 month KRW-CD-	2.771%	1,863
				KSDA-BLOOMBERG

SEK	4,102,000	—	10/14/23	2.84%	3 month SEK-	(10,417)
					STIBOR-SIDE

JPMorgan Chase Bank N.A.
CAD	3,500,000	—	9/21/14	1.21561%	3 month CAD-	2,128
					BA-CDOR

CAD	1,100,000	—	9/21/41	3 month CAD-BA-	2.78311%	(130,700)
				CDOR

CAD	6,167,000	—	2/26/18	3 month CAD-BA-	1.65%	(65,406)
				CDOR

CAD	2,887,000	—	10/9/23	3 month CAD-BA-	3.055%	45,984
				CDOR

CAD	1,005,000	—	8/6/23	3 month CAD-BA-	3.01625%	17,256
				CDOR

CAD	2,043,000	—	9/17/23	3 month CAD-BA-	3.23%	66,701
				CDOR

JPY	901,000,000	—	2/19/15	6 month JPY-	0.705%	67,500
				LIBOR-BBA

JPY	149,300,000	—	2/19/20	6 month JPY-	1.3975%	95,049
				LIBOR-BBA

ZAR	59,354,000	—	7/10/15	5.90%	3 month ZAR-	(17,954)
					JIBAR-SAFEX

ZAR	26,587,000	—	7/10/18	3 month ZAR-JIBAR-7.11%		21,134
				SAFEX

Total		$—				$822,796

E Extended effective date.

Global Income Trust 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$126,332,900 E	$277,056	12/18/15	3 month USD-	0.75%	$(448,095)
				LIBOR-BBA

	51,809,300 E	413,225	12/18/18	3 month USD-	2.05%	(930,708)
				LIBOR-BBA

	5,103,600 E	(77,281)	12/18/43	3 month USD-	3.85%	158,863
				LIBOR-BBA

	30,518,700 E	319,871	12/18/23	3 month USD-	3.15%	(833,739)
				LIBOR-BBA

	10,475,000 E	(16,066)	12/18/15	3 month USD-	0.65%	23,215
				LIBOR-BBA

	27,491,000 E	232,590	12/18/18	1.95%	3 month USD-	(346,095)
					LIBOR-BBA

	3,548,000 E	97,023	12/18/23	3.05%	3 month USD-	(4,627)
					LIBOR-BBA

	34,000,000	(327)	8/28/20	2.52%	3 month USD-	(1,235,096)
					LIBOR-BBA

	547,000	(35)	9/25/23	3 month USD-	2.92%	14,030
				LIBOR-BBA

EUR	29,802,000 E	(159)	9/3/17	1.53%	1 month EUR-	(189,934)
					EONIA-OIS-
					COMPOUND

EUR	2,576,000	(24)	7/17/23	1.918%	6 month EUR-	(15,788)
					EURIBOR-
					REUTERS

EUR	1,970,000	(19)	7/17/23	1.906%	6 month EUR-	(9,040)
					EURIBOR-
					REUTERS

EUR	3,219,000	(31)	9/3/23	6 month EUR-	2.1825%	112,198
				EURIBOR-REUTERS

EUR	3,024,000	(29)	10/21/23	6 month EUR-	2.168%	84,532
				EURIBOR-REUTERS

EUR	2,900,000	(51)	9/12/23	2.33%	6 month EUR-	(153,264)
					EURIBOR-
					REUTERS

EUR	1,290,000	(23)	6/20/23	1.835%	6 month EUR-	2,209
					EURIBOR-
					REUTERS

EUR	986,000	(18)	10/21/23	6 month EUR-	2.171%	27,930
				EURIBOR-REUTERS

EUR	6,400,000	(80)	8/27/20	1.854%	6 month EUR-	(249,875)
					EURIBOR-
					REUTERS

EUR	750,000	(13)	9/19/23	2.215%	6 month EUR-	(28,071)
					EURIBOR-
					REUTERS

EUR	2,866,000	(52)	11/4/23	6 month EUR-	1.961%	(130)
				EURIBOR-REUTERS

56 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	986,000	$(18)	10/18/23	6 month EUR-	2.219%	$34,358
				EURIBOR-REUTERS

EUR	3,155,000	(56)	10/15/23	6 month EUR-	2.155%	84,996
				EURIBOR-REUTERS

EUR	5,700,000	(101)	6/20/23	1.835%	6 month EUR-	9,761
					EURIBOR-
					Telerate

EUR	7,800,000 E	(114)	7/2/23	2.895%	6 month EUR-	(31,038)
					EURIBOR-
					Telerate

EUR	7,800,000 E	(114)	7/3/23	2.89%	6 month EUR-	(28,390)
					EURIBOR-
					REUTERS

EUR	16,911,000	(291)	7/15/23	1.945%	6 month EUR-	(164,608)
					EURIBOR-
					REUTERS

EUR	1,512,000	(27)	10/22/23	6 month EUR-	2.125%	33,853
				EURIBOR-REUTERS

EUR	3,011,000	(55)	11/1/23	6 month EUR-	1.997%	14,949
				EURIBOR-REUTERS

EUR	5,700,000	(104)	11/4/23	6 month EUR-	1.95%	(8,269)
				EURIBOR-REUTERS

GBP	1,459,000	(31)	9/17/23	2.85375%	6 month GBP-	(61,196)
					LIBOR-BBA

GBP	20,100,000 E	(122)	10/23/16	6 month GBP-	1.645%	14,381
				LIBOR-BBA

GBP	1,076,000	(22)	8/8/23	2.5975%	6 month GBP-	(10,321)
					LIBOR-BBA

GBP	2,800,000	(52)	10/23/20	2.144%	6 month GBP-	(8,071)
					LIBOR-BBA

GBP	927,000	(19)	7/31/23	2.44375%	6 month GBP-	11,091
					LIBOR-BBA

GBP	731,000	(15)	8/6/23	2.581%	6 month GBP-	(5,500)
					LIBOR-BBA

GBP	20,100,000 E	(122)	10/21/16	6 month GBP-	1.75%	41,130
				LIBOR-BBA

GBP	2,800,000	(43)	10/21/20	2.222%	6 month GBP-	(32,097)
					LIBOR-BBA

JPY	285,926,000	(23)	10/3/18	0.403%	6 month JPY-	(9,421)
					LIBOR-BBA

JPY	97,000,000	(34)	9/2/43	1.87875%	6 month JPY-	(36,211)
					LIBOR-BBA

JPY	118,820,000	(41)	10/3/43	6 month JPY-	1.843%	31,294
				LIBOR-BBA

JPY	379,698,000	(68)	7/12/43	2.024375%	6 month JPY-	(295,930)
					LIBOR-BBA

JPY	118,820,000	(22)	10/3/43	6 month JPY-	1.8425%	31,156
				LIBOR-BBA

Global Income Trust	57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPY	1,827,358,000	$(74)	7/12/18	6 month JPY-	0.5175%	$182,949
				LIBOR-BBA

JPY	189,849,000	(34)	7/18/43	1.9825%	6 month JPY-	(126,624)
					LIBOR-BBA

JPY	913,679,000	(37)	7/18/18	6 month JPY-	0.4825%	74,672
				LIBOR-BBA

JPY	1,370,518,500	(56)	8/28/18	0.4475%	6 month JPY-	(81,775)
					LIBOR-BBA

JPY	285,926,000	(12)	10/3/18	0.403%	6 month JPY-	(9,409)
					LIBOR-BBA

JPY	142,580,000	(26)	10/15/43	6 month JPY-	1.73%	(5,031)
				LIBOR-BBA

Total		$1,243,824				$(4,370,786)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$691,450	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(9,684)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,254,407	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,704)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
140,243	—	1/12/40	5.00% (1 month	Synthetic MBX Index	311
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

227,139	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,039)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

997,340	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,968)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,478,082	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(104,730)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,563,876	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(21,902)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

785,381	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,999)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

58 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$357,036	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(5,000)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,431,010	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(45,939)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

9,750,953	—	1/12/41	5.00% (1 month	Synthetic MBX Index	24,697
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,854	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(33)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

37,394	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(329)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

149,906	—	1/12/41	5.00% (1 month	Synthetic MBX Index	380
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

777,512	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,889)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

643,542	—	1/12/40	4.50% (1 month	Synthetic MBX Index	2,467
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

85,704	—	1/12/40	5.00% (1 month	Synthetic MBX Index	190
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,283,690	—	1/12/40	4.50% (1 month	Synthetic MBX Index	4,922
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,468,086	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,784
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

696,352	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,764
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

122,890	—	1/12/40	5.00% (1 month	Synthetic MBX Index	273
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

398,418	—	1/12/40	5.00% (1 month	Synthetic MBX Index	885
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

288,986	—	1/12/40	5.00% (1 month	Synthetic MBX Index	642
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

11,999	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(27)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

Global Income Trust 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$12,745	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(112)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,760,764	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(24,273)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

418,327	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(954)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,972,009	—	1/12/38	6.50% (1 month	Synthetic MBX Index	17,338
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

298,841	—	1/12/39	6.00% (1 month	Synthetic MBX Index	681
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,509,723	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	47,426
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

386,286	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	7,300
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,664,200	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	23,307
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

417,035	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(580)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

208,517	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(290)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

208,517	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(290)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,254,407	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,704)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

418,482	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(582)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,086,727	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,512)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

418,482	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(582)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,405	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(21)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

60 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,674,528	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(23,451)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,028,442	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(16,754)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

329,185	—	1/12/41	5.00% (1 month	Synthetic MBX Index	834
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

434,628	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(7,080)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

876,408	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,705)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

653,489	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,181)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

835,397	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,162)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

492,611	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,331)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,095,697	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	15,345
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,668,206	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	31,083
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

2,079,303	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	39,292
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,284,050	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	17,983
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

165,206	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,452)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

173,863	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,529)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Global Income Trust	61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$256,764	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$650
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

584,241	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,182)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,051,755	—	1/12/41	(3.50%) 1 month	Synthetic TRS Index	22,222
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

1,127,171	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	15,786
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,096,138	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	39,611
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

Credit Suisse International
1,144,529	—	1/12/41	4.50% (1 month	Synthetic MBX Index	5,638
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

1,254,407	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,704)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,638,024	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	64,955
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,344,831	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	32,839
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

909,802	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,742
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,774,360	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	24,850
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,769,000	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	33,429
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,352,297	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	44,451
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,079,758	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	39,301
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,057,009	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	38,871
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,425,634	(10,692)	1/12/40	(4.00%) 1 month	Synthetic TRS Index	18,966
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

62 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$339,461	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(3,174)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

968,816	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,568)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

63,485	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(309)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

139,175	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,949)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

271,957	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,809)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

267,534	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,056)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

563,890	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(7,545)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

563,890	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(7,545)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,178,205	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(58,515)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

248,843	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,485)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,965,623	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(56,041)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,422,913	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(75,948)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,521,301	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(104,337)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,213,913	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(22,939)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

414,575	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,806)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

992,422	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,899)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Global Income Trust 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,157,170	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(16,206)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,170	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(25)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

298,928	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,649)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,165,573	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(43,861)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

66,852	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(588)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

80,198	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(705)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,285	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(11)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,514,747	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(13,318)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

532,111	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,452)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,019,962	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,284)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,517,157	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(21,247)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,592,412	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(21,308)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,535,353	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	21,502
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

838,528	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(11,220)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,155,741	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	40,737
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,051,755	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(22,222)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

64 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$24,408	$—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	$119
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	23,247	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(217)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	1,281,100	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(17,942)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,252,587	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,670)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	1,254,407	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,704)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	843,411	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(11,812)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	590,122	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	11,152
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	2,544,495	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	35,635
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,544,004	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	35,628
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	1,753,705	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	24,560
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,477,874	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	46,824
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	6,782,000	—	8/9/18	2.2575%	USA Non Revised	29,841
					Consumer Price
					Index-Urban (CPI-U)

	6,782,000	—	8/15/18	2.225%	USA Non Revised	19,871
					Consumer Price
					Index-Urban (CPI-U)

EUR	5,700,000	—	6/20/23	1.84%	Eurostat Eurozone	94,107
					HICP excluding
					tobacco

EUR	5,700,000	—	11/4/23	(1.825%)	Eurostat Eurozone	(12,298)
					HICP excluding
					tobacco

Global Income Trust 65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
$1,884,568	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(35,613)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

85,865	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	803
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

228,188	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	3,196
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$(10,692)				$(84,761)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB	BBB–/P	$2,666	$39,000	5/11/63	300 bp	$430
Index

CMBX NA BBB	BBB–/P	5,303	88,000	5/11/63	300 bp	259
Index

CMBX NA BBB	BBB–/P	10,865	176,000	5/11/63	300 bp	778
Index

CMBX NA BBB	BBB–/P	10,317	181,000	5/11/63	300 bp	(57)
Index

Barclays Bank PLC
CMBX NA BBB	BBB–/P	13,525	122,000	5/11/63	300 bp	6,532
Index

Irish Gov’t, 4.50%,	—	(21,713)	271,000	9/20/17	(100 bp)	(21,913)
4/18/2020

Obrigacoes Do	—	(44,216)	271,000	9/20/17	(100 bp)	(21,062)
Tesouro, 5.45%,
9/23/13

Credit Suisse International
CMBX NA BBB	BBB–/P	676	23,000	5/11/63	300 bp	(642)
Index

CMBX NA BBB	BBB–/P	8,434	69,000	5/11/63	300 bp	4,479
Index

CMBX NA BBB	BBB–/P	6,887	71,000	5/11/63	300 bp	2,817
Index

CMBX NA BBB	BBB–/P	1,454	76,000	5/11/63	300 bp	(2,902)
Index

CMBX NA BBB	BBB–/P	690	89,000	5/11/63	300 bp	(4,411)
Index

CMBX NA BBB	BBB–/P	8,994	113,000	5/11/63	300 bp	2,518
Index

66 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$15,705	$139,000	5/11/63	300 bp	$7,738
Index

CMBX NA BBB	BBB–/P	11,537	149,000	5/11/63	300 bp	2,996
Index

CMBX NA BBB	BBB–/P	9,867	150,000	5/11/63	300 bp	1,270
Index

CMBX NA BBB	BBB–/P	11,968	150,000	5/11/63	300 bp	3,373
Index

CMBX NA BBB	BBB–/P	2,678	152,000	5/11/63	300 bp	(6,034)
Index

CMBX NA BBB	BBB–/P	4,625	152,000	5/11/63	300 bp	(4,087)
Index

CMBX NA BBB	BBB–/P	2,397	156,000	5/11/63	300 bp	(6,545)
Index

CMBX NA BBB	BBB–/P	2,067	178,000	5/11/63	300 bp	(8,136)
Index

CMBX NA BBB	BBB–/P	13,039	179,000	5/11/63	300 bp	2,780
Index

CMBX NA BBB	BBB–/P	19,849	259,000	5/11/63	300 bp	5,004
Index

CMBX NA BBB	BBB–/P	12,926	315,000	5/11/63	300 bp	(5,128)
Index

CMBX NA BBB	BBB–/P	222	2,000	5/11/63	300 bp	107
Index

CMBX NA BBB	BBB–/P	3,040	39,000	5/11/63	300 bp	804
Index

CMBX NA BBB	BBB–/P	5,181	60,000	5/11/63	300 bp	1,742
Index

CMBX NA BBB	BBB–/P	5,221	60,000	5/11/63	300 bp	1,782
Index

CMBX NA BBB	BBB–/P	6,105	63,000	5/11/63	300 bp	2,494
Index

CMBX NA BBB	BBB–/P	19,820	186,000	5/11/63	300 bp	9,159
Index

CMBX NA BBB	BBB–/P	25,241	239,000	5/11/63	300 bp	11,542
Index

Spain Gov’t, 5.50%,	—	(31,948)	271,000	9/20/17	(100 bp)	(26,636)
7/30/2017

Total		$143,422				$(38,949)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2013. Securities rated by Putnam are indicated by “/P.”

Global Income Trust 67

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$88,221,391	$—

Foreign government and agency bonds and notes	—	113,348,334	—

Mortgage-backed securities	—	73,617,534	—

Municipal bonds and notes	—	549,435	—

Purchased options outstanding	—	44,040	—

Purchased swap options outstanding	—	496,154	—

Senior loans	—	75,074	—

U.S. government and agency mortgage obligations	—	52,890,119	—

U.S. treasury obligations	—	123,794	—

Short-term investments	4,379,550	16,283,364	—

Totals by level	$4,379,550	$345,649,239	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,479,433)	$—

Futures contracts	(933,491)	—	—

Written swap options outstanding	—	(531,944)	—

Forward premium swap option contracts	—	1,620	—

TBA sale commitments	—	(15,447,422)	—

Interest rate swap contracts	—	(4,791,814)	—

Total return swap contracts	—	(74,069)	—

Credit default contracts	—	(182,371)	—

Totals by level	$(933,491)	$(22,505,433)	$—

The accompanying notes are an integral part of these financial statements.

68 Global Income Trust

Statement of assets and liabilities 10/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $335,983,913)	$346,899,239
Affiliated issuers (identified cost $3,129,550) (Note 5)	3,129,550

Cash	30,415

Foreign currency (cost $599,165) (Note 1)	594,345

Interest and other receivables	3,249,683

Receivable for shares of the fund sold	391,346

Receivable for investments sold	1,273,962

Receivable for sales of delayed delivery securities (Note 1)	15,491,134

Receivable for variation margin (Note 1)	354,863

Unrealized appreciation on forward premium swap option contracts (Note 1)	1,620

Unrealized appreciation on forward currency contracts (Note 1)	1,282,321

Unrealized appreciation on OTC swap contracts (Note 1)	3,161,871

Premium paid on OTC swap contracts (Note 1)	108,569

Total assets	375,968,918

LIABILITIES

Payable for investments purchased	4,598,382

Payable for purchases of delayed delivery securities (Note 1)	44,156,887

Payable for shares of the fund repurchased	952,144

Payable for compensation of Manager (Note 2)	141,691

Payable for custodian fees (Note 2)	29,621

Payable for investor servicing fees (Note 2)	74,028

Payable for Trustee compensation and expenses (Note 2)	121,557

Payable for administrative services (Note 2)	1,123

Payable for distribution fees (Note 2)	85,185

Payable for variation margin (Note 1)	534,287

Unrealized depreciation on OTC swap contracts (Note 1)	2,462,785

Premium received on OTC swap contracts (Note 1)	241,299

Unrealized depreciation on forward currency contracts (Note 1)	2,761,754

Written options outstanding, at value (premiums $496,444) (Notes 1 and 3)	531,944

TBA sale commitments, at value (proceeds receivable $15,473,300) (Note 1)	15,447,422

Collateral on certain derivative contracts, at value (Note 1)	1,383,793

Other accrued expenses	240,402

Total liabilities	73,764,304

Net assets	$302,204,614

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$302,576,604

Undistributed net investment income (Note 1)	1,708,698

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(6,923,969)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,843,281

Total — Representing net assets applicable to capital shares outstanding	$302,204,614

(Continued on next page)

Global Income Trust 69

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($199,284,068 divided by 15,857,716 shares)	$12.57

Offering price per class A share (100/96.00 of $12.57)*	$13.09

Net asset value and offering price per class B share ($9,002,425 divided by 719,650 shares)**	$12.51

Net asset value and offering price per class C share ($31,770,671 divided by 2,538,983 shares)**	$12.51

Net asset value and redemption price per class M share ($12,457,327 divided by 1,000,647 shares)	$12.45

Offering price per class M share (100/96.75 of $12.45)†	$12.87

Net asset value, offering price and redemption price per class R share
($5,585,937 divided by 445,337 shares)	$12.54

Net asset value, offering price and redemption price per class R5 share
($10,545 divided by 839 shares)‡	$12.56

Net asset value, offering price and redemption price per class R6 share
($4,024,523 divided by 320,281 shares)	$12.57

Net asset value, offering price and redemption price per class Y share
($40,069,118 divided by 3,188,865 shares)	$12.57

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

‡ Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

70 Global Income Trust

Statement of operations Year ended 10/31/13

INVESTMENT INCOME

Interest (net of foreign tax of $1,052) (including interest income of $16,381 from investments
in affiliated issuers) (Note 5)	$14,030,384

EXPENSES

Compensation of Manager (Note 2)	1,905,854

Investor servicing fees (Note 2)	512,968

Custodian fees (Note 2)	98,609

Trustee compensation and expenses (Note 2)	32,591

Distribution fees (Note 2)	1,116,409

Administrative services (Note 2)	10,166

Other	365,528

Total expenses	4,042,125

Expense reduction (Note 2)	(379)

Net expenses	4,041,746

Net investment income	9,988,638

Net realized gain on investments (Notes 1 and 3)	6,841,172

Net increase from payments by affiliates (Note 2)	4,456

Net realized gain on swap contracts (Note 1)	4,581,758

Net realized loss on futures contracts (Note 1)	(2,296,387)

Net realized loss on foreign currency transactions (Note 1)	(2,584,069)

Net realized gain on written options (Notes 1 and 3)	1,439,185

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,288,148)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	(14,535,519)

Net loss on investments	(7,837,552)

Net increase in net assets resulting from operations	$2,151,086

The accompanying notes are an integral part of these financial statements.

Global Income Trust	71

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/13	Year ended 10/31/12

Operations:
Net investment income	$9,988,638	$10,017,621

Net realized gain (loss) on investments
and foreign currency transactions	7,986,115	(20,958,754)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(15,823,667)	31,910,839

Net increase in net assets resulting from operations	2,151,086	20,969,706

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,033,372)	(6,221,541)

Class B	(212,458)	(256,666)

Class C	(740,318)	(883,708)

Class M	(340,470)	(419,595)

Class R	(136,973)	(104,246)

Class R5	(311)	(85)

Class R6	(77,428)	(88)

Class Y	(1,615,804)	(2,099,061)

From return of capital
Class A	(653,480)	(1,957,208)

Class B	(23,011)	(80,743)

Class C	(80,185)	(278,002)

Class M	(36,876)	(131,999)

Class R	(14,836)	(32,794)

Class R5	(34)	(27)

Class R6	(8,386)	(27)

Class Y	(175,009)	(660,335)

Decrease from capital share transactions (Note 4)	(52,950,579)	(346,467)

Total increase (decrease) in net assets	(60,948,444)	7,497,114

NET ASSETS

Beginning of year	363,153,058	355,655,944

End of year (including undistributed net investment income
of $1,708,698 and distributions in excess of net investment
income of $455,160, respectively)	$302,204,614	$363,153,058

The accompanying notes are an integral part of these financial statements.

72 Global Income Trust

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Global Income Trust	73

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class A
October 31, 2013	$12.85	.38	(.27)	.11	(.35)	(.04)	(.39)	—	—	$12.57	.82	$199,284	1.10	2.96	335
October 31, 2012	12.58	.36	.38	.74	(.36)	(.11)	(.47)	—	—	12.85	6.02	229,240	1.10	2.85	162
October 31, 2011	13.15	.47	(.27)	.20	(.77)	—	(.77)	— [e]	— [e,f]	12.58	1.55	215,202	1.13	3.67	116
October 31, 2010	13.24	.80	.82	1.62	(1.71)	—	(1.71)	— [e]	— [e,g]	13.15	13.63	157,631	1.14 [h]	6.35 [h]	79
October 31, 2009	10.47	.62	2.91	3.53	(.76)	—	(.76)	— [e]	— [e,i]	13.24	35.39	113,047	1.14 [h]	5.57 [h]	203

Class B
October 31, 2013	$12.80	.28	(.28)	— [e]	(.26)	(.03)	(.29)	—	—	$12.51	(.01)	$9,002	1.85	2.21	335
October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	12.80	5.24	11,109	1.85	2.10	162
October 31, 2011	13.10	.38	(.28)	.10	(.67)	—	(.67)	— [e]	— [e,f]	12.53	.81	11,499	1.88	2.94	116
October 31, 2010	13.20	.72	.80	1.52	(1.62)	—	(1.62)	— [e]	— [e,g]	13.10	12.74	9,453	1.89 [h]	5.67 [h]	79
October 31, 2009	10.44	.52	2.92	3.44	(.68)	—	(.68)	— [e]	— [e,i]	13.20	34.38	8,144	1.89 [h]	4.77 [h]	203

Class C
October 31, 2013	$12.80	.28	(.28)	— [e]	(.26)	(.03)	(.29)	—	—	$12.51	(.01)	$31,771	1.85	2.22	335
October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	12.80	5.25	39,316	1.85	2.10	162
October 31, 2011	13.10	.35	(.24)	.11	(.68)	—	(.68)	— [e]	— [e,f]	12.53	.83	36,264	1.88	2.70	116
October 31, 2010	13.20	.68	.85	1.53	(1.63)	—	(1.63)	— [e]	— [e,g]	13.10	12.80	13,700	1.89 [h]	5.39 [h]	79
October 31, 2009	10.44	.53	2.91	3.44	(.68)	—	(.68)	— [e]	— [e,i]	13.20	34.38	4,451	1.89 [h]	4.82 [h]	203

Class M
October 31, 2013	$12.74	.34	(.28)	.06	(.32)	(.03)	(.35)	—	—	$12.45	.50	$12,457	1.35	2.71	335
October 31, 2012	12.47	.32	.38	.70	(.33)	(.10)	(.43)	—	—	12.74	5.80	14,969	1.35	2.60	162
October 31, 2011	13.04	.45	(.28)	.17	(.74)	—	(.74)	— [e]	— [e,f]	12.47	1.30	16,403	1.38	3.51	116
October 31, 2010	13.14	.78	.80	1.58	(1.68)	—	(1.68)	— [e]	— [e,g]	13.04	13.35	17,170	1.39 [h]	6.21 [h]	79
October 31, 2009	10.40	.58	2.89	3.47	(.73)	—	(.73)	— [e]	— [e,i]	13.14	35.00	18,789	1.39 [h]	5.30 [h]	203

Class R
October 31, 2013	$12.83	.34	(.28)	.06	(.32)	(.03)	(.35)	—	—	$12.54	.50	$5,586	1.35	2.70	335
October 31, 2012	12.56	.33	.37	.70	(.33)	(.10)	(.43)	—	—	12.83	5.76	4,142	1.35	2.61	162
October 31, 2011	13.14	.44	(.28)	.16	(.74)	—	(.74)	— [e]	— [e,f]	12.56	1.25	3,658	1.38	3.43	116
October 31, 2010	13.23	.75	.84	1.59	(1.68)	—	(1.68)	— [e]	— [e,g]	13.14	13.39	2,264	1.39 [h]	5.92 [h]	79
October 31, 2009	10.46	.59	2.91	3.50	(.73)	—	(.73)	— [e]	— [e,i]	13.23	35.10	834	1.39 [h]	5.31 [h]	203

Class R5
October 31, 2013	$12.85	.42	(.29)	.13	(.38)	(.04)	(.42)	—	—	$12.56	1.02	$11.82		3.27	335
October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	12.85	4.34*	10	.27*	.99*	162

Class R6
October 31, 2013	$12.85	.38 j	(.23)	.15	(.39)	(.04)	(.43)	—	—	$12.57	1.19	$4,025.75		3.00 [j]	335
October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	12.85	4.37*	10	.25*	1.01*	162

Class Y
October 31, 2013	$12.86	.41	(.28)	.13	(.38)	(.04)	(.42)	—	—	$12.57	1.00	$40,069.85		3.22	335
October 31, 2012	12.58	.39	.39	.78	(.38)	(.12)	(.50)	—	—	12.86	6.40	64,357.85		3.11	162
October 31, 2011	13.16	.46	(.24)	.22	(.80)	—	(.80)	— [e]	— [e,f]	12.58	1.74	72,631.88		3.53	116
October 31, 2010	13.25	.83	.83	1.66	(1.75)	—	(1.75)	— [e]	— [e,g]	13.16	13.93	13,371	.89 [h]	6.54 [h]	79
October 31, 2009	10.48	.64	2.92	3.56	(.79)	—	(.79)	— [e]	— [e,i]	13.25	35.69	5,218	.89 [h]	5.78 [h]	203

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

74 Global Income Trust	Global Income Trust	75

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sale transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2010	0.02%

October 31, 2009	0.32

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

j The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

76 Global Income Trust

Notes to financial statements 10/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2012 through October 31, 2013.

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The investment objective of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate- to long-term maturities (three years or longer). The fund may also invest in bonds that are below investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will

Global Income Trust	77

generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

78 Global Income Trust

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing

Global Income Trust 79

member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared

80 Global Income Trust

credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $692,821 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,894,414 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $2,553,556.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

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Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2013, the fund had a capital loss carryover of $6,737,475 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$3,606,825	$651,228	$4,258,053	*

2,479,422	N/A	2,479,422	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,332,354 to decrease distributions in excess of net investment income and $1,332,354 to increase accumulated net realized loss.

82 Global Income Trust

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$16,535,434
Unrealized depreciation	(6,628,787)

Net unrealized appreciation	9,906,647
Capital loss carryforward	(6,737,475)
Cost for federal income tax purposes	$340,092,244

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,

0.650%	of the next $5 billion,	0.480%	of the next $50 billion,

0.600%	of the next $10 billion,	0.470%	of the next $100 billion and

0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $4,456 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Global Income Trust 83

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$331,315	Class R5	13

Class B	15,481	Class R6	1,254

Class C	53,943	Class Y	82,706

Class M	20,184	Total	$512,968

Class R	8,072

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $379 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $208, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$555,652	Class M	67,746

Class B	103,892	Class R	27,105

Class C	362,014	Total	$1,116,409

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $27,892 and $261 from the sale of class A and class M shares, respectively, and received $6,065 and $1,288 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $197 and no monies on class A and class M redemptions, respectively.

84 Global Income Trust

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,040,234,296 and $1,053,771,678, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $2,778,750 and $2,779,219, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written	Written option
		option contract	swap option	number of	Written option
		amounts	premiums	contracts	premiums

Written options outstanding
at the beginning of the	USD	35,506,000	$683,491	—	$—
reporting period	EUR	—	$—	—	$—

Options opened	USD	950,076,827	2,325,330	22	8,552
	EUR	96,441,000	1,112,863	—	—

Options exercised	USD	(91,616,000)	(117,213)	—	—
	EUR	—	—	—	—

Options expired	USD	—	—	(22)	(8,552)
	EUR	—	—	—	—

Options closed	USD	(848,006,827)	(2,395,164)	—	—
	EUR	(96,441,000)	(1,112,863)	—	—

Written options outstanding
at the end of the	USD	45,960,000	$496,444	—	$—
reporting period	EUR	—	$—	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	4,261,894	$54,357,290	6,547,805	$82,263,702

Shares issued in connection with
reinvestment of distributions	475,017	6,026,644	566,339	7,099,019

	4,736,911	60,383,934	7,114,144	89,362,721

Shares repurchased	(6,712,131)	(85,179,431)	(6,387,734)	(80,143,104)

Net increase (decrease)	(1,975,220)	$(24,795,497)	726,410	$9,219,617

	Year ended 10/31/13		Year ended 10/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	122,001	$1,551,555	230,558	$2,883,984

Shares issued in connection with
reinvestment of distributions	16,871	213,146	22,286	278,059

	138,872	1,764,701	252,844	3,162,043

Shares repurchased	(287,294)	(3,627,673)	(302,795)	(3,788,612)

Net decrease	(148,422)	$(1,862,972)	(49,951)	$(626,569)

Global Income Trust 85

	Year ended 10/31/13		Year ended 10/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	610,133	$7,754,780	1,263,132	$15,793,145

Shares issued in connection with
reinvestment of distributions	54,454	688,048	73,705	919,902

	664,587	8,442,828	1,336,837	16,713,047

Shares repurchased	(1,196,791)	(15,147,669)	(1,160,044)	(14,532,294)

Net increase (decrease)	(532,204)	$(6,704,841)	176,793	$2,180,753

	Year ended 10/31/13		Year ended 10/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	28,068	$354,011	56,810	$706,720

Shares issued in connection with
reinvestment of distributions	6,607	83,029	8,100	100,646

	34,675	437,040	64,910	807,366

Shares repurchased	(209,081)	(2,641,557)	(205,323)	(2,571,643)

Net decrease	(174,406)	$(2,204,517)	(140,413)	$(1,764,277)

	Year ended 10/31/13		Year ended 10/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	262,354	$3,348,411	173,835	$2,174,344

Shares issued in connection with
reinvestment of distributions	8,211	103,915	7,624	95,399

	270,565	3,452,326	181,459	2,269,743

Shares repurchased	(147,965)	(1,878,387)	(149,986)	(1,878,093)

Net increase	122,600	$1,573,939	31,473	$391,650

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	803	$10,000

Shares issued in connection with
reinvestment of distributions	27	345	9	112

	27	345	812	10,112

Shares repurchased	—	—	—	—

Net increase	27	$345	812	$10,112

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	378,940	$4,867,378	803	$10,000

Shares issued in connection with
reinvestment of distributions	6,827	85,814	9	115

	385,767	4,953,192	812	10,115

Shares repurchased	(66,298)	(828,879)	—	—

Net increase	319,469	$4,124,313	812	$10,115

86 Global Income Trust

	Year ended 10/31/13		Year ended 10/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,919,287	$24,558,955	3,928,956	$49,248,870

Shares issued in connection with
reinvestment of distributions	93,944	1,194,335	138,924	1,741,538

	2,013,231	25,753,290	4,067,880	50,990,408

Shares repurchased	(3,830,680)	(48,834,639)	(4,833,797)	(60,758,276)

Net decrease	(1,817,449)	$(23,081,349)	(765,917)	$(9,767,868)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	839	100.00%	$10,545

Class R6	840	0.26	10,559

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$30,001,394	$43,241,289	$73,242,683	$9,076	$—

Putnam Short Term
Investment Fund*	—	169,196,448	166,066,898	7,305	3,129,550

Totals	$30,001,394	$212,437,737	$239,309,581	$16,381	$3,129,550

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Global Income Trust	87

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,400,000

Purchased swap option contracts (contract amount)	$224,100,000

Written futures contract option contracts (number of contracts) (Note 3)	5

Written swap option contracts (contract amount) (Note 3)	$197,200,000

Futures contracts (number of contracts)	900

Forward currency contracts (contract amount)	$509,400,000

OTC interest rate swap contracts (notional)	$1,052,100,000

Centrally cleared interest rate swap contracts (notional)	$301,400,000

OTC total return swap contracts (notional)	$148,300,000

OTC credit default swap contracts (notional)	$2,600,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$28,466	Payables	$210,837

Foreign exchange
contracts	Receivables	1,282,321	Payables	2,761,754

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	5,584,100*	depreciation	11,373,604*

Total		$6,894,887		$14,346,195

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(93,989)	$(93,989)

Foreign exchange
contracts	—	—	(2,694,874)	—	$(2,694,874)

Interest rate contracts	(1,064,014)	(2,296,387)	—	4,675,747	$1,315,346

Total	$(1,064,014)	$(2,296,387)	$(2,694,874)	$4,581,758	$(1,473,517)

88 Global Income Trust

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(16,489)	$(16,489)

Foreign exchange
contracts	—	—	(1,302,247)	—	$(1,302,247)

Interest rate contracts	572,029	(941,057)	—	(4,505,889)	$(4,874,917)

Total	$572,029	$(941,057)	$(1,302,247)	$(4,522,378)	$(6,193,653)

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is entirely due to foreign currency losses.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,512,045 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Global Income Trust 89

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

90 Global Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Income Trust	91

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

92 Global Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Auditors	Compliance Liaison
PricewaterhouseCoopers LLP		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2013	$122,049	$ —	$17,823	$ —
October 31, 2012	$174,155	$ —	$17,851	$734

For the fiscal years ended October 31, 2013 and October 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $167,823 and $258,095 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2013	$ —	$150,000	$ —	$ —

October 31, 2012	$ —	$122,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 27, 2013